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                      EQUIPMENT OPERATING LEASE AGREEMENT


                         Dated as of February 29, 1996


                                    between


                      STATE STREET BANK AND TRUST COMPANY,
                     not in its individual capacity except
                       as expressly provided herein, but
                            solely as Owner Trustee,
                                   as Lessor

                                      and

                       OLD DOMINION ELECTRIC COOPERATIVE,
                                   as Lessee


                       CLOVER UNIT 1 GENERATING FACILITY
                                      AND
                               COMMON FACILITIES


                     =======================================

         CERTAIN OF THE RIGHT, TITLE AND INTEREST IN AND TO THIS EQUIPMENT OPERATING LEASE AGREEMENT OF STATE STREET BANK AND TRUST COMPANY, AS OWNER TRUSTEE UNDER THE TRUST AGREEMENT, DATED AS OF FEBRUARY 29, 1996 BETWEEN STATE STREET BANK AND TRUST COMPANY AND FIRST UNION NATIONAL BANK OF FLORIDA, HAVE BEEN ASSIGNED TO AND ARE SUBJECT TO A FIRST PRIORITY SECURITY INTEREST IN FAVOR OF UTRECHT-AMERICA FINANCE CO., AS AGENT AND LENDER UNDER THE LOAN AND SECURITY AGREEMENT, DATED AS OF FEBRUARY 29, 1996. THIS EQUIPMENT OPERATING LEASE AGREEMENT HAS BEEN EXECUTED IN SEVERAL COUNTERPARTS. ONLY THE ORIGINAL COUNTERPART CONTAINS THE RECEIPT THEREFOR EXECUTED BY THE AGENT ON THE SIGNATURE PAGE THEREOF. SEE SECTION 25 FOR INFORMATION CONCERNING THE RIGHTS OF THE HOLDERS OF THE VARIOUS COUNTERPARTS HEREOF.

                               TABLE OF CONTENTS
                                                                            Page


SECTION 1.      DEFINITIONS..................................................  3

SECTION 2.      LEASING OF THE EQUIPMENT INTEREST............................  3

SECTION 3.      TERM AND RENT................................................  4
                SECTION 3.1     Term.........................................  4
                SECTION 3.2     Basic Rent...................................  4
                SECTION 3.3     Supplemental Rent............................  4
                SECTION 3.4     Adjustment Of Basic Rent.....................  4
                SECTION 3.5     Manner Of Payments...........................  6
                SECTION 3.6     Business Day.................................  7
                SECTION 3.7     Agreement With Respect To Amounts Payable
                Under Payment Undertaking Agreement..........................  8


SECTION 4.      DISCLAIMER OF WARRANTIES; RIGHT OF QUIET ENJOYMENT...........  8
                SECTION 4.1     Disclaimer of Warranties.....................  8
                SECTION 4.2     Quiet Enjoyment..............................  9

SECTION 5.      RETURN OF EQUIPMENT INTEREST................................. 10
                SECTION 5.1     Return....................................... 10
                SECTION 5.2     Condition Upon Return........................ 10
                SECTION 5.3     Environmental Report......................... 14
                SECTION 5.4     Expenses..................................... 15

SECTION 6.      LIENS........................................................ 15

SECTION 7.      MAINTENANCE; REPLACEMENTS OF COMPONENTS...................... 15
                SECTION 7.1     Maintenance.................................. 15
                SECTION 7.2     Replacement of Components.................... 15

SECTION 8.      MODIFICATIONS................................................ 16
                SECTION 8.1     Required Modifications....................... 16
                SECTION 8.2     Optional Modifications....................... 16
                SECTION 8.3     Title to Modifications; Subjection to
                                Equipment Head Lease......................... 17

SECTION 9.      NET LEASE.................................................... 17

SECTION 10.     LOSS, DESTRUCTION, REQUISITION, ETC.......................... 18

                SECTION 10.1    Events of Loss............................... 18
                SECTION 10.2    Payment of Termination Value; Rent
                                Termination.................................. 19
                SECTION 10.3    Repair or Replacement........................ 20
                SECTION 10.4    Eminent Domain............................... 23

SECTION 11.     INSURANCE.................................................... 23

SECTION 12.     INSPECTION................................................... 26

SECTION 13.     LESSEE TERMINATION OPTION FOR BURDENSOME EVENTS.............. 26

                SECTION 13.1    Election to Terminate........................ 26
                SECTION 13.2    Procdeure for Exercise of Termination
                                Option....................................... 27

SECTION 14.     TERMINATION FOR OBSOLESCENCE................................. 28
                SECTION 14.1    Termination.................................. 28
                SECTION 14.2    Solicitation of Offers....................... 29
                SECTION 14.3    Right of Lessor to Retain equipment Interest. 29
                SECTION 14.4    Procedure for exercise of Termination Option. 29

SECTION 15.     LESSEE'S END OF TERM OPTIONS................................. 31
                SECTION 15.1    Options...................................... 31
                SECTION 15.2    Procedure for the Exercise of Purchase
                                Option....................................... 31
                SECTION 15.3    Procedure for Exercise of the Service
                                Contract Option.............................  32
                SECTION 15.4    Procedure for Exercise of the Return
                                Option....................................... 36
                SECTION 15.5 Lease Obligation to Pay amount Equal to Principal and Interest on Loan Certificates
                                Upon Virginia Power Default.................. 37

SECTION 16.     EVENTS OF DEFAULT............................................ 37

SECTION 17.     REMEDIES..................................................... 39
                SECTION 17.1    Remedies for Event of Default................ 39
                SECTION 17.2    Cumulative Remedies.......................... 42
                SECTION 17.3    No Delay or Omission to be Construed
                                as Waiver.................................... 42

SECTION 18.     LESSEE TERMINATION OPTION FOR APPEAL OF FERC ORDER........... 42
                SECTION 18.1    Lessee Option to Termination................. 42
                SECTION 18.2    Procedure for Exercise of Termination
                                Option....................................... 43

SECTION 19.     LESSEE RIGHT TO SUBLEASE..................................... 43

SECTION 20.     FURTHER ASSURANCES........................................... 44

SECTION 21.         LESSOR'S RIGHT TO PERFORM................................ 45

SECTION 22.         NOTICES.................................................. 45


SECTION 23.         LIMITATION OF THE LESSOR'S LIABILITY..................... 46

SECTION 24.         INVESTMENT OF SECURITY FUNDS............................. 47

SECTION 25.         SECURITY FOR LESSOR'S OBLIGATION TO THE LENDERS.  ....... 47

SECTION 26.         MISCELLANEOUS............................................ 48
                    SECTION 26.1      GOVERNING LAW.......................... 48
                    SECTION 26.2      SEVERABILITY........................... 48
                    SECTION 26.3      HEADINGS AND TABLE OF CONTENTS......... 48
                    SECTION 26.4      SUCCESSORS AND ASSIGNS................. 48
                    SECTION 26.5      TRUE LEASE............................. 49
                    SECTION 26.6      IDENTIFICATION......................... 49
                    SECTION 26.7      AMENDMENTS AND WAIVERS................. 49
                    SECTION 26.8      AGREEMENT REGARDING EQUIPMENT.......... 50
                    SECTION 26.9      SURVIVAL............................... 50
                    SECTION 26.10     COUNTERPARTS........................... 50
                    SECTION 26.11     EFFECTIVENESS.......................... 50


ATTACHMENTS TO EQUIPMENT OPERATING LEASE AGREEMENT:

Appendix A         -  Definitions........................................... A-1

Exhibit A-1        -  Description of Unit 1 Equipment..................... A-1-1
Schedule 1-A       -  Description of Transmission Assets.................. S-1-1
Exhibit A-2        -  Description of Common Facilities Equipment.......... A-2-1
Exhibit A-3        -  Description of Retained Assets...................... A-3-1
Exhibit A-4        -  Description of Pollution Control Assets............. A-4-1
Exhibit B          -  Form of Power Sales Agreement......................... B-1
Exhibit C          -  Form of Management Agreement.......................... C-1

Schedule 1         -  Basic Rent Percentages............................... S1-1
Schedule 2         -  Termination Value Percentages........................ S2-1
Schedule 3         -  Terms and Conditions of New Loan to be Issued Upon
                      Commencement of Service Contract Option.............. S3-1

                      EQUIPMENT OPERATING LEASE AGREEMENT


         This EQUIPMENT OPERATING LEASE AGREEMENT dated as of February 29, 1996 (this "Equipment Operating Lease") between STATE STREET BANK AND TRUST COMPANY, a state-chartered trust company organized and existing under the laws of the Commonwealth of Massachusetts, not in its individual capacity except as expressly provided herein, but solely as Owner Trustee (the "Lessor"), and OLD DOMINION ELECTRIC COOPERATIVE, a wholesale power supply cooperative organized under the laws of the Commonwealth of Virginia (the "Lessee").

         WHEREAS, capitalized terms used herein and not otherwise defined shall have the meanings given them in Appendix A - Definitions which is attached hereto as part hereof;

         WHEREAS,  the Clover  Real  Estate is more  particularly  described  in
Schedule 1 and comprised of the Unit 1 Site described in Schedule 2, the Unit 2 Site described in Schedule 3, and the Common Facilities Site described in
Schedule 4, and  certain  other  property,  each such  Schedule  1,  Schedule 2,
Schedule 3, and Schedule 4 being attached to the Ground Lease and Sublease as part thereof, the form of which Ground Lease and Sublease is marked Exhibit A and is attached to, and recorded in the Halifax Clerk's Office with, the Option Agreement of even date herewith;

         WHEREAS, a copy of the Clover Power Station Plat is marked Exhibit B and is attached to, and recorded in the Halifax Clerk's Office with, the Option Agreement as a part thereof;

         WHEREAS, Old Dominion and Virginia Power own the Clover Real Estate as tenants- in-common;

         WHEREAS, by the Clover Agreements, Old Dominion and Virginia Power established their respective rights and obligations as tenants-in-common of the Clover Real Estate and of all improvements thereafter to be constructed, and all personal property thereafter to be situated, on the Clover Real Estate. Such improvements and personal property owned by Old Dominion and Virginia Power as tenants-in-common include, but are not limited to, (a) the Unit 1 Foundation constructed on the Unit 1 Site, (b) the Unit 2 Foundation being constructed on the Unit 2 Site, (c) the Common Facilities Foundation constructed on the Common Facilities Site, (d) the Unit 1 Equipment situated on the Unit 1 Site, (e) the Unit 2 Equipment being situated on the Unit 2 Site, and (f) the Common Facilities Equipment situated on the Common Facilities Site;

         WHEREAS, as tenants-in-common of such real and personal property, each of Old Dominion and Virginia Power owns a 50% undivided interest in such real and personal property, including the right to nonexclusive possession of all such real and personal property, subject to (a) the rights of the other to nonexclusive possession of all such real and personal property, (b) the terms and conditions of the Clover Agreements and (c) in the case of the Pollution Control Assets, the rights of the Pollution Control Assets Lessor;

         WHEREAS, by the Option Agreement which is recorded in the Halifax Clerk's Office, Old Dominion granted and conveyed to the Lessor, its successors and assigns, the right and option to lease the Ground Interest from Old Dominion, subject to the Lessor's agreement to sublease the Ground Interest simultaneously back to Old Dominion upon the terms and conditions of the Option Agreement if the Lessor exercises such option;

         WHEREAS, Old Dominion has leased to the Lessor (a) the Foundation Interest by the Foundation Head Lease and (b) the Equipment Interest by the Equipment Head Lease;

         WHEREAS, by the Foundation Operating Lease, the Lessor leased the Foundation Interest back to Old Dominion upon a term which shall end prior to the expiration of the term of the Foundation Head Lease;

         WHEREAS, by this Equipment Operating Lease, the Lessor is leasing the Equipment Interest back to Old Dominion upon a term which shall end prior to the expiration of the term of the Equipment Head Lease;

         WHEREAS, although Old Dominion and the Lessor intend that the Foundation Interest at all times and in all respects be and remain personal property under Virginia law, they recorded the Foundation Head Lease and the Foundation Operating Lease in the Halifax Clerk's Office, in order to satisfy the conditions of Section 55-96 of the Code of Virginia 1950, as amended, in the event that the Foundation Interest is deemed to be real estate or an interest in real estate for purposes of such Section 55-96. The Equipment Head Lease and this Equipment Operating Lease are not to be recorded; and

               WHEREAS, Old Dominion (on the one hand) and the Lessor (on the other hand) shall share equally all of those rights, and shall be subject equally to having all of those responsibilities undertaken, which are imposed upon Old Dominion with respect to the Common Facilities Site, the Common Facilities Foundation, and the Common Facilities Equipment, as (a) tenant-in-common with Virginia Power of such property, and (b) a party to the Clover Agreements.

         NOW, THEREFORE, in consideration of the foregoing premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.      DEFINITIONS.

        The capitalized terms used in this Equipment Operating Lease and not otherwise defined herein shall have the respective meanings set forth in Appendix A hereto. All references in this Equipment Operating Lease to
sections,   paragraphs,   clauses,   schedules, appendices  and  exhibits  are
to sections, paragraphs, clauses, schedules, appendices and exhibits in this Equipment Operating Lease unless otherwise indicated and the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Equipment Operating Lease as a whole and not to any particular section or other subdivision.

        Where any provision in this Equipment Operating Lease refers to action to be taken by any Person, or which such Person is prohibited from taking, such provision shall be applicable whether such action is taken directly or indirectly by such Person.

2.      LEASING OF THE EQUIPMENT INTEREST.

         The Lessor hereby agrees, simultaneously with the leasing of the Equipment Interest from Old Dominion to the Lessor pursuant to the Equipment Head Lease, to lease the Equipment Interest to the Lessee hereunder, and the Lessee hereby agrees to lease the Equipment Interest from the Lessor hereunder. The Lessor and the Lessee understand and acknowledge that (a) legal title to all assets in the Equipment Interest constituting Retained Assets is vested in Old Dominion and Virginia Power as tenants-in-common, (b) such Retained Assets are subject and subordinate to the Lien of the Old Dominion Indenture (including, without limitation, any amendments, supplements or issuance of additional advances or debt thereunder) and Permitted Encumbrances, (c) all right, title and interest of Old Dominion in and to such assets in the Equipment Interest constituting Retained Assets have been leased to the Owner Trustee pursuant to the Equipment Head Lease, and (d) this Equipment Operating Lease constitutes a sublease of the Owner Trustee's interests set forth in clause (c) above. The Lessor and the Lessee understand and acknowledge that (v) legal title to all assets in the Equipment Interest constituting Pollution Control Assets is vested in the Pollution Control Assets Lessor and Virginia Power as tenants-in-common,
(w) such Pollution Control Assets are subject and subordinate to the Lien of the Old Dominion Indenture (including, without limitation, any amendments, supplements or issuance of additional advances or debt thereunder) and Permitted Encumbrances, (x) all right, title and interest of Old Dominion in and to such assets of the Equipment Interest constituting Pollution Control Assets have been transferred to the Pollution Control Assets Lessor and leased back to Old Dominion pursuant to the Pollution Control Assets Lease, (y) all right, title and interest of Old Dominion in and to such Pollution Control Assets have been leased to the Owner Trustee pursuant to the Equipment Head Lease, and (z) this Equipment Operating Lease constitutes a sublease of the Owner Trustee's interests set forth in clause (y) above. The Equipment Interest shall be subject to the terms of this Equipment Operating Lease from the date on which this Equipment Operating Lease is executed and delivered.

        Descriptions of the Unit 1 Equipment and the Common Facility Equipment are set forth on Exhibits A-1 and A-2, respectively, to this Equipment Operating Lease. Descriptions of the Retained Assets and the Pollution Control Assets are set forth on Exhibits A-3 and A-4, respectively, to this Equipment Operating Lease.


3.      TERM AND RENT

1       TERM.  The term of this Equipment  Operating  Lease for the Equipment
Interest shall be comprised of the Interim Term and the Basic Term, subject to earlier termination pursuant to Section 10, 13, 14, 17 or 18 hereof. The Interim Term for this Equipment Operating Lease shall commence on the Closing Date and shall terminate on (but exclude) the Basic Term Commencement Date. The Basic Term of this Equipment Operating Lease shall commence on the Basic Term Commencement Date and shall terminate at 11:59 P.M. (New York City time) on the Expiration Date.

2       BASIC RENT.  No Basic Rent shall be payable for the Interim Term.  The
Lessee hereby agrees to pay the Lessor Basic Rent for the Equipment Interest throughout the Basic Term in twenty-two consecutive annual installments payable in advance or in arrears, as the case may be, on each Rent Payment Date as indicated on Schedule 1 hereto under the caption "Advance Rent" and/or "Arrears Rent". Each such payment of Basic Rent shall be in an amount equal to the product of the Equipment Interest Cost multiplied by the Basic Rent percentage set forth opposite such Rent Payment Date on Schedule 1 hereto, in each case, subject to Section 3.4 hereof.

3       SUPPLEMENTAL  RENT.  The Lessee also agrees to pay to the Lessor, or to any other Person entitled thereto, any and all Supplemental Rent, promptly as the same shall become due and owing, or where no due date is specified, promptly after demand by the Person entitled thereto, and in the event of any failure on the part of the Lessee to pay any Supplemental Rent, the Lessor shall have all rights, powers and remedies provided for herein or by law or equity or otherwise for the failure to pay Basic Rent. The Lessee will also pay as Supplemental Rent (i) to the extent permitted by Applicable Law, an amount equal to interest at the applicable Overdue Rate on any part of any installment of Basic Rent not paid when due for any period for which the same shall be overdue and on any payment of Supplemental Rent not paid when due (whether on demand or otherwise) for the period from such due date until the same shall be paid. All Supplemental Rent to be paid pursuant to this Section
3.3 shall be payable in the manner set forth in Section 3.5.

4       ADJUSTMENT  OF BASIC  RENT.  (a) The Lessee and the Lessor agree that
Basic Rent, Termination Values and the Purchase Option Price shall be adjusted, either upwards or downwards, to reflect (i) any Proposed Tax Law Change,
(ii) the principal amount, amortization and interest rate on any Additional Loan Certificates issued pursuant to Section 2.11 of the Loan Agreement to finance Nonseverable Modifications to the Unit 1 Equipment or the Common Facilities Equipment, (iii) the principal amount, amortization and interest rate on any Additional Loan Certificates issued pursuant to Section
2.11 of the Loan Agreement in connection with a refinancing of any Loan Certificates (including adjusting the interest rate on the Series A Loan Certificates to the Reset Rate pursuant to Section 2.12 of the Loan Agreement),
(iv) adjusting the interest rate on the Series A Loan Certificates pursuant to paragraph (c) of Section 2.1 of the Loan Agreement, and (v) the exercise by the Lessee of its option pursuant to Section 4(b)(1) of the Tax Indemnity Agreement to make indemnity payments in the form of upward adjustments to Basic Rent. Any adjustment pursuant to clause (i), (iii), (iv), or (v) of the immediately preceding sentence shall be coordinated with any comparable adjustment made pursuant to Section 3.4 of the Foundation Operating Lease such that the aggregate adjustment shall be apportioned between this Equipment Operating Lease and the Foundation Operating Lease in the same ratio as Equipment Interest Cost bears to the Foundation Interest Cost. Any adjustments pursuant to this Section 3.4 will be calculated to preserve the Owner Participant's Net Economic Return; PROVIDED, HOWEVER, that (a) to the extent consistent with preserving such Net Economic Return, all adjustments shall minimize the present value to the Lessee of the Basic Rent or, at the Lessee's election, the Basic Rent and the Purchase Option Price and (b) all adjustments shall be consistent with the conclusions of the Appraiser set forth in the Appraisal. Adjustments will be made using the same method of computation and assumptions originally used (other than those that have changed as the result of the event giving rise to the adjustment) in the calculation of the Basic Rent and the Purchase Option Price. The adjustments contemplated by this
Section 3.4 will result in corresponding adjustments to Termination Values. All Basic Rent adjustments shall be consistent with Rev. Procs. 75-21 and 75-28 and section 467 of the Code (to the extent the Basic Rent complied with such section 467 on the Closing Date), including any final, proposed or temporary regulations or other administrative announcements issued thereunder and in no event shall such adjustment cause this Equipment Operating Lease to become a "disqualified leaseback or long-term agreement" within the meaning of section 467 of the Code and any such regulations or announcements thereunder. Any adjustment made to the Purchase Option Price may result in an increase or decrease in such Purchase Option Price, but the Purchase Option Price shall not be subject to decrease below the projected fair market value of the Equipment Interest on the Expiration Date as set forth in the Appraisal.

         (a) Each installment of Basic Rent payable hereunder, whether or not adjusted in accordance with this Section 3.4, when combined with Foundation Basic Rent payable under the Foundation Operating Lease on such date, shall be in an amount at least sufficient to pay in full any payments of principal and interest on the Loan Certificates on each Rent Payment Date. Termination Values payable from time to time under this Equipment Operating Lease, the Walk Away Payment and the initial installment of the Purchase Option Price, whether or not adjusted in accordance with this Section 3.4, when combined with Termination Values, the Foundation Walk Away Payment and the initial installment of the Foundation Purchase Option Price payable under the Foundation Operating Lease on such date, shall, together with all other Basic Rent and Foundation Basic Rent due and owing on the date such amount is due, exclusive of any portion thereof that is an Excepted Payment, be in an amount at least sufficient to pay in full the principal of and accrued interest on the Loan Certificates.

         (b) Any adjustment pursuant to this Section 3.4 shall initially be computed by the Owner Participant. Once computed, the results of such computation shall promptly be delivered by the Owner Participant to the Lessee, the Lessor and the Agent. Within 20 days (5 days in the case of a Proposed Tax Law Change) after the receipt of the results of any such adjustment, the Lessee may request that an investment banking firm selected by the Owner Participant and reasonably satisfactory to the Lessee (the "Intermediary")
verify, after consultation with the Owner Participant and the Lessee, the accuracy of such adjustment in accordance with this Section 3.4, and the Owner Participant and the Lessee hereby agree to provide the Intermediary (on a confidential basis) with all information and materials as shall be reasonably necessary in connection therewith, PROVIDED that the Owner Participant shall not be required to disclose any of its own proprietary data or tax returns. If the Intermediary confirms that such adjustment is in accordance with this Section 3.4, it shall so certify to the Lessee, the Lessor and the Owner Participant, and such certification shall be final, binding and conclusive on the Lessee, the Owner Participant and the Lessor. If the Intermediary concludes that such adjustment is not in accordance with this Section 3.4, it shall so certify to the Lessee, the Lessor and the Owner Participant, and the Owner Participant shall again compute the required adjustment. Such re-computation shall be subject to the provisions of this Section 3.4 and the results of such re-computation shall be final, binding and conclusive on the Lessee, the Lessor and the Owner Participant. If the Lessee does not request verification of any adjustment within the period specified above, the computation provided by the Owner Participant shall be final, binding and conclusive on the Lessee, the Lessor and the Owner Participant. The final determination of any adjustment hereunder shall be set forth in an amendment to this Equipment Operating Lease, executed and delivered by the Lessor and the Lessee and consented to by the Owner Participant; PROVIDED, HOWEVER, that any omission to execute and deliver such amendment shall not affect the validity and effectiveness of any such adjustment. The reasonable fees, costs and expenses of the Intermediary in verifying an adjustment pursuant to this Section 3.4 shall be paid by Lessee; PROVIDED, FURTHER, that, in the event that such Intermediary determines that the present value of Basic Rent or, at the Lessee's election, Basic Rent and the Purchase Option Price payments to be made under this Equipment Operating Lease as calculated by the Owner Participant are greater than the present value of the correct Basic Rent and Purchase Option Price payments as certified by the Intermediary, discounted annually at the Debt Rate by, more than 0.10% of the Equipment Interest Cost, then such expenses of the Intermediary shall be paid by the Owner Participant. Notwithstanding anything herein to the contrary, the sole responsibility of the Intermediary shall be to verify the calculations hereunder and matters of interpretation of this Equipment Operating Lease or any other Operative Document shall not be within the scope of the Intermediary's responsibilities.

5       MANNER OF  PAYMENTS.  (a) All Rent  (whether  Basic Rent or Supplemental
Rent) shall be paid by the Lessee in lawful currency of the United States of America in immediately available funds to the recipient not later than 12:00 noon (New York City time) on the date due. All Rent payable to the Lessor (other than Excepted Payments) shall be paid by the Lessee to the Lessor at its account at Two International Place, Fourth Floor, Boston, Massachusetts 02110, Account No.: 9900-314-7, or to such other place as the Lessor shall notify the Lessee in writing; PROVIDED, HOWEVER, that so long as the Lien of the Loan Agreement has not been discharged, the Lessor hereby irrevocably directs (it being agreed and understood that such direction shall be deemed to have been revoked after the Lien of the Loan Agreement shall have been discharged pursuant to Section 8.1 thereof), and the Lessee agrees, that all Rent (other than Excepted Payments) payable to the Lessor shall be paid by wire transfer directly to the Agent's Account or to such other place as the Agent shall notify the Lessee in writing. Payments constituting Excepted Payments shall be made to the Person entitled thereto at the address for such Person set forth in the Participation Agreement, or to such other place as such Person shall notify the Lessee in writing.

         (b) Payments made to the Lessor from the Qualifying Security shall satisfy the Lessee's obligation to pay amounts of Basic Rent or Supplemental Rent to the extent of such payments. So long as the Lien of the Loan Agreement has not been discharged, no amount paid to the Lessor or the Owner Participant under or with respect to any Qualifying Letter of Credit maintained pursuant to
Section 10.1 hereof or Section 7.7 of the Participation Agreement shall satisfy or be treated as performance of any of the Lessee's obligations under this Equipment Operating Lease or any other Operative Document or in any way limit or offset any amounts payable by the Lessee.

         (c) The Lessee hereby acknowledges and agrees that, anything to the contrary in this Equipment Operating Lease or the Loan Agreement notwithstanding, the Lessee's obligation to pay any Basic Rent, Walk Away Payment, Termination Value and amounts sized by reference to Termination Value under this Equipment Operating Lease (i) shall only be reduced by operation of the provisions of Section 3.3 of the Loan Agreement to the extent that amounts realized on the Collateral or the Payment Undertaking Collateral are actually distributed to or applied in satisfaction of obligations owing to the Lenders or the Lessor and (ii) shall not be reduced by the amount of any distributions to Old Dominion by operation of Section 3.3(c) or (d) of the Loan Agreement.

6       BUSINESS  DAY.  Notwithstanding  anything  herein or in any other
Operative Document to the contrary, if the date on which any payment is to be made pursuant to this Equipment Operating Lease or any other Operative Document is not a Business Day, the payment otherwise payable on such date shall be payable on the next succeeding Business Day with the same force and effect as if made on such scheduled date and, PROVIDED such payment is made on such succeeding Business Day, no interest shall accrue on the amount of such payment from and after such scheduled date to the time of such payment on such next succeeding Business Day.

7       AGREEMENT  WITH RESPECT TO AMOUNTS  PAYABLE  UNDER PAYMENT UNDERTAKING
AGREEMENT. The Lessor hereby acknowledges that the Lessee has pledged to the Lessor as security for the payment of Basic Rent, Foundation Basic Rent, Walk Away Payment, Foundation Walk Away Payment, Purchase Option Price, Foundation Purchase Option Price, Termination Value and amounts sized by reference to Termination Value under this Equipment Operating Lease and the Foundation Operating Lease certain security as more fully described in the Payment Undertaking Agreement pursuant to which the Bank has undertaken to pay to Old Dominion or its assignee or pledgee on each date on which any Basic Rent, Foundation Basic Rent, Walk Away Payment, Foundation Walk Away Payment, Purchase Option Price, Foundation Purchase Option Price, Termination Value or amounts sized by reference to Termination Value are due under the Equipment Operating Lease and the Foundation Operating Lease an amount equal to the portion of Basic Rent, Foundation Basic Rent, Walk Away Payment, Foundation Walk Away Payment, Purchase Option Price, Foundation Purchase Option Price, Termination Value and amounts sized by reference to Termination Value under this Equipment Operating Lease and the Foundation Operating Lease which corresponds to the principal and interest on the Series A Loan Certificates due on such date (including in respect of acceleration). The Lessor hereby agrees that with respect to that portion of Basic Rent, Walk Away Payment, Purchase Option Price, Termination Value and amounts sized by reference to Termination Value under this Equipment Operating Lease equal to 95.81 percent (95.81%) of the amounts payable under the Payment Undertaking Agreement by the Bank that it will first pursue due diligence to obtain payment from the Bank, before it will pursue the Lessee under this Equipment Operating Lease or any other Operative Document for such amounts. If the Bank has fully performed its obligations under the Payment Undertaking Agreement in respect of such payment, the Lessor shall be conclusively presumed to have satisfied the foregoing requirement.

             4. DISCLAIMER OF WARRANTIES; RIGHT OF QUIET ENJOYMENT.

1       DISCLAIMER OF  WARRANTIES.  Without  waiving any claim the Lessee may have against any manufacturer, vendor or contractor under the Clover Ownership Agreement, THE LESSEE ACKNOWLEDGES AND AGREES SOLELY FOR THE BENEFIT OF THE LESSOR AND THE OWNER PARTICIPANT THAT (a) CLOVER UNIT 1 AND EACH COMPONENT THEREOF ARE OF A SIZE, DESIGN, CAPACITY AND MANUFACTURE ACCEPTABLE TO THE LESSEE, (b) THE LESSEE IS SATISFIED THAT CLOVER UNIT 1 AND EACH COMPONENT THEREOF ARE SUITABLE FOR THEIR RESPECTIVE PURPOSES, (c) NEITHER THE LESSOR NOR THE OWNER PARTICIPANT IS A MANUFACTURER OR A DEALER IN PROPERTY OF SUCH KIND,
(d) CLOVER UNIT 1 AND EACH COMPONENT THEREOF ARE LEASED HEREUNDER SUBJECT TO ALL APPLICABLE LAWS NOW IN EFFECT OR HEREAFTER ADOPTED AND IN THE CONDITION OF EVERY PART THEREOF WHEN THE SAME FIRST BECAME SUBJECT TO THIS EQUIPMENT OPERATING LEASE WITHOUT REPRESENTATION OR WARRANTY OF ANY KIND BY THE LESSOR OR THE OWNER PARTICIPANT AND (e) THE LESSOR LEASES AND THE LESSEE TAKES THE EQUIPMENT INTEREST UNDER THIS EQUIPMENT OPERATING LEASE "AS-IS", "WHERE-IS" AND "WITH ALL FAULTS", AND THE LESSEE ACKNOWLEDGES THAT NEITHER THE OWNER TRUSTEE, AS THE LESSOR OR IN ITS INDIVIDUAL CAPACITY, NOR THE OWNER PARTICIPANT MAKES NOR SHALL BE DEEMED TO HAVE MADE, AND EACH EXPRESSLY DISCLAIMS, ANY AND ALL RIGHTS, CLAIMS, WARRANTIES OR REPRESENTATIONS, EITHER EXPRESS OR IMPLIED, AS TO THE VALUE, CONDITION, FITNESS FOR ANY PARTICULAR PURPOSE, DESIGN, OPERATION, MERCHANTABILITY THEREOF OR AS TO THE TITLE OF CLOVER UNIT 1, THE QUALITY OF THE MATERIAL OR WORKMANSHIP THEREOF OR CONFORMITY THEREOF TO SPECIFICATIONS, FREEDOM FROM PATENT, COPYRIGHT OR TRADEMARK INFRINGEMENT, THE ABSENCE OF ANY LATENT OR OTHER DEFECT, WHETHER OR NOT DISCOVERABLE, OR AS TO THE ABSENCE OF ANY OBLIGATIONS BASED ON STRICT LIABILITY IN TORT OR ANY OTHER EXPRESS OR IMPLIED REPRESENTATION OR WARRANTY WHATSOEVER WITH RESPECT THERETO, except that the Lessor, in its individual capacity, represents and warrants that on the Closing Date, the Equipment Interest will be free of Lessor's Liens attributable to the Lessor in its individual capacity. It is agreed that all such risks, as between the Lessor, the Owner Participant, the Agent and the Lenders on the one hand and the Lessee on the other hand, are to be borne by the Lessee. None of the Lessor, the Owner Participant, the Agent nor the Lenders shall have any responsibility or liability to the Lessee or any other Person with respect to any of the following: (i) any liability, loss or damage caused or alleged to be caused directly or indirectly by Clover Unit 1 or any Component or by any inadequacy thereof or deficiency or defect therein or by any other circumstances in connection therewith; (ii) the use, operation or performance of Clover Unit 1 or any Component or any risks relating thereto; (iii) any interruption of service, loss of business or anticipated profits or consequential damages; or (iv) the delivery, operation, servicing, maintenance, repair, improvement, replacement or decommissioning of Clover Unit 1 or any Component.

        During  the Term,  so long as no Event of  Default  shall have occurred
and  be  continuing,   the  Lessor  hereby  appoints  irrevocably  and
constitutes the Lessee its agent and attorney-in-fact, coupled with an interest, to assert and enforce, from time to time, in the name and for the account of the Lessor and the Lessee, as their interests may appear, but in all cases at the sole cost and expense of the Lessee, whatever claims and rights the Lessor may have in respect of the Equipment Interest against the manufacturers of the Unit 1 Equipment or the Common Facilities Equipment, or vendors or contractors under the Clover Ownership Agreement.

2       QUIET  ENJOYMENT.  The Lessor agrees that,  notwithstanding any provision of any other Operative Document, so long as no Event of Default shall have occurred and be continuing, it shall not through its own actions or inactions interfere with or interrupt the quiet enjoyment of the use, operation and possession by the Lessee of the leasehold interest in Clover Unit 1 or the Equipment Interest subject to the terms of this Equipment Operating Lease; PROVIDED, HOWEVER, that Lessor makes no covenant with respect to the interruption of such enjoyment, use, operation and possession of Clover Unit 1 or the Equipment Interest arising from actions of any Lender or the Agent.


5.      RETURN OF EQUIPMENT INTEREST.

1       RETURN.  Upon any  expiration,  other than an expiration in accordance with paragraph (a) of Section 15.1, or upon any early termination of this Equipment Operating Lease, other than a termination in accordance with
Section 10, 13 or 18, the Lessee, at its own expense, shall return the Equipment Interest by delivering constructive possession of the same to the Lessor, at the location of Clover Unit 1 on the Clover Real Estate in Clover, Virginia and shall comply with the provisions of Section 5 of the Foundation Operating Lease in respect of the Foundation Interest.

2       CONDITION  UPON RETURN.  Except with respect to a return of the
Equipment Interest pursuant to Section 14.3, at the time of any return of the Equipment Interest by the Lessee in accordance with Section 5.1 the following conditions shall be complied with, all at the Lessee's sole cost and expense:

                  (a) the right to use the Equipment Interest granted hereunder for the benefit of the Lessee shall cease and terminate;

                  (b) Clover Unit 1 will be in at least as good condition as if it had been maintained, repaired and operated during the

                       Term in compliance  with the provisions of this
                       Equipment Operating   Lease   and  there   shall  be  no
                       deferred maintenance in respect of Clover Unit 1;

                  (c) the Lessee shall cooperate with all reasonable requests of the Owner Participant or the Lessor, at the expense of the Lessee, for purposes of obtaining, or enabling the Owner Participant or the Lessor to obtain, any and all licenses, permits, approvals and consents of any Governmental Entities or other Persons (including Virginia Power) that are or will be required to be obtained by the Owner Participant or the Lessor in connection with its use, operation or maintenance of the Equipment Interest on or after such return in compliance with Applicable Law and in the manner contemplated by the Clover Agreements (including without limitation, to the extent permitted by Applicable Law, the transfer by the Lessee to the Owner Participant or the Lessor of any such licenses, permits, approvals and consents of any Governmental Entities or other Persons as are maintained in the name of the Lessee);

                  (d)  the Lessee  shall  return  and  surrender  possession of Equipment Interest to the Lessor (or its designee) free and clear of all Liens (other than Liens described in clauses (iv), (v), (vi), (vii) (but only in circumstances where the Lessee elects the Service Contract Option, no Payment Default has occurred and is continuing and the Owner Trustee refinances the
                       then outstanding  aggregate principal   amount  of  the
                       Loans by the issuance of Additional Loan Certificates under the Loan Agreement to evidence a New Loan in such aggregate principal amount and then only to the extent of such aggregate principal amount), (viii), (ix), (xi) (but only if such return shall occur prior to December 30,
                       2004), and (x) of the definition of "Permitted Liens") and "Permitted Post-Term Encumbrances";

                  (e)  the  Lessee  shall  deliver  to the  Lessor all books
                       and records   (including  records  maintained  on
                       electronic media)  relating  to  Clover  Unit  1 in  its
                       possession (including   operating,    maintenance,
                       overhaul   and modification records and engineering
                       reports);

                  (f)  the Lessee and Clover Unit 1 shall be in compliance
                       with Applicable Laws and relevant licenses, permits, approvals and consents of Governmental Entities (without
                       regard to whether  the  Lessee  is   contesting   the
                       validity  or applicability   thereof)   and   all   other
                       applicable provisions of this Equipment Operating Lease and the Foundation Operating Lease (including with respect to the maintenance and condition thereof);

                  (g) if the Lessee exercises the Service Contract Option, the Lessee shall take such action as shall be expressly required pursuant to the Operative Documents, the Clover

                       Agreements, the Power Sales Agreement, the Management Agreement and any Transmission and Interconnection
                       Agreement required by Section 15.3, for purposes of putting into effect the terms and provisions thereof;

                  (h)  the  Lessee  shall   provide  a  written   report  by
                       an Independent Engineer in form and substance reasonably acceptable to the Owner Participant certifying that (i) Clover Unit 1 is in the state of repair and maintenance required by this Equipment
                       Operating  Lease  and  the Foundation   Operating   Lease
                       and (ii) the following specific conclusions, based on tests, inspections and evaluations conducted by such Independent Engineer not more than 360 days and not less than 180 days prior to the end of the Term:

                       (1) the  net  unit  heat  rate  of  the  Clover   Unit  1
                           Generating Facility, as determined by an integrated heat rate test conducted in conjunction with the net electrical output test, at full load (380 MW, valves wide open, normal pressure conditions) is at most 10,100 BTU/KW;

                       (2) the  net  electrical  output  of  the  Clover  Unit 1
                           Generating Facility, as determined over a 24-hour test period conducted concurrently with the above heat rate test, is not less than 380 MW;

                       (3) the Clover Unit 1 Generating  Facility's emissions at
                           maximum  load  (390 MW,  valves  wide  open,  5% over
                           normal pressure conditions) and all reasonably anticipated partial load conditions, and when operating on all fuels within ranges permitted under all applicable permits, are within all applicable operating permits for the Clover Unit 1 Generating Facility, as determined by a detailed review of stack emissions data and historical environmental reporting history;

                       (4) the performance of the main generator,  step-up, unit
                           auxiliary and all medium to low voltage step-down transformers are at levels better than or equal to performance levels required to successfully operate the Clover Unit 1 Generating Facility at full load (380 MW) and all reasonably anticipated partial load conditions;

                       (5) there are no material tube failures in respect of the
                           Clover Unit 1 Generating Facility, as demonstrated by operation of such facility for not less than 72 consecutive hours with turbine inlet pressure at 105% (or more) of the rated turbine guarantee pressure and turbine valves wide open;

                       (6) the boiler  feedwater  pumps perform at levels better
                           than or equal to performance levels required to successfully operate the Clover Unit 1 Generating Facility at full load and all reasonably anticipated partial load conditions, as demonstrated by performance testing that includes cycling the Clover Unit 1 Generating Facility through partial to full loads and testing of individual pumps and testing of the pumps in combination;

                       (7) the Clover  Unit 1  Generating  Facility  is operable
                           within the operating parameters then existing and reasonably anticipated to exist for at least 13 years after the date of such return, as determined based on an evaluation of the Clover Unit 1 Generating Facility's systems, emissions controls and such other tests as may be specified by the Independent Engineer;

                       (8) there are no  condenser  tube leaks in respect of the
                           Clover Unit 1 Generating Facility, as determined through inspection;

                       (9) all the Clover  Unit 1  Generating  Facility  piping,
                           including all high pressure piping, is acceptable in accordance with Prudent Utility Practices, as determined through inspections of piping and piping components;

                      (10) major  overhauls of the turbine in respect of the
                           Clover Unit 1 Generating Facility,  which include
                           the   examination  of  the  complete turbine
                           including high pressure, intermediate pressure, and low pressure blading, bearings, steam and drain
                           pipes,  bypass  valves  and control   valves,   have
                           been  performed  in accordance    with recommended
                           supplier inspection   schedules  and  Prudent
                           Utility Practices and all necessary and desirable repairs and replacements have been performed during such overhauls;

                      (11) conveyer  belting  has  been  replaced  on  a
                           staggered basis based on results of annual inspections, as is customary for other facilities similar to Clover Unit 1 that are operated by the then current Clover Unit 1 Operator;

                      (12) all other  Components shall be in a condition that
                           reflects  the Clover Unit 1  Operator's ongoing
                           repair,  maintenance and replacement program   as
                           described   in   the   Clover Agreements;

                      (13) it has  reviewed  in respect of Clover Unit 1 all
                           operating records, outage reports, all turbine opening reports, all major equipment inspection
                           reports,   all  outstanding  work requests and
                           equipment repair orders over at least the four-year period preceding the date of expiration or earlier termination of the Term of this Equipment Operating Lease;

                      (14) it has  performed in respect of Clover Unit 1 an
                           analysis of  significant  deviations  from expected
                           plant   conditions   as   of   the Expiration  Date,
                           including an estimate with such certificate of the cost of restoring Clover Unit 1 to that expected condition; and

                      (15) there are no material  capital  expense items other
                           than routine major maintenance items anticipated during the 13 years following the date of such return.

                       The conclusions of the Independent Engineer hereinabove referred to shall be accompanied by such inspection reports, tests and other data as shall be reasonably necessary to substantiate such conclusions.

                  (i) there shall be no material litigation or similar proceeding pending against the Lessee, the Foundation Lessee or the Clover Unit 1 Operator with respect to Clover Unit 1 (or the Equipment Interest or the Foundation Interest) if the likelihood of a failure to succeed is other than remote or could, if determined adversely to the Lessee, the Foundation Lessee or the Clover Unit 1 Operator, reasonably be expected to result in a material adverse effect on Clover Unit 1, the Equipment Interest or the Foundation Interest;

                  (j) all property and similar Taxes (other than any Taxes in respect of which specific provision has been made in the Operative Documents) payable in connection with such surrender and return shall, subject to Section 8.2 of the Participation Agreement, have been paid by the Lessee; and

                  (k) the Owner Participant and the Lessor shall have received evidence satisfactory to the Owner Participant and the Lessor that (i) each of the Clover Agreements are in full force and effect, (ii) there have been no amendments, supplements or modifications to the Clover Agreements other than in accordance with Section 7 of the Clover Agreements Assignment, (iii) if the Service Contract Option is elected, the Clover Agreements as thus amended are adequate to enable required performance under the Power Sales Agreement and (iv) the Lessee is not, and to the best of the Lessee's knowledge, no other party to the Clover Agreements is, in default in the performance of its obligations, covenants or conditions contained therein.

3       ENVIRONMENTAL  REPORT.  (a) In  connection  with a return pursuant to
Section 5.2 and Section 14.3, the Lessee shall provide to the Lessor and the Owner Participant, not later than 270 days prior to the Expiration Date, or in connection with a return other than on the Expiration Date, not later than the date of return, an inspection report prepared by a reputable environmental consulting firm (selected by the Owner Participant and reasonably acceptable to the Lessee) as to the environmental condition of Clover Unit 1 and the Clover Real Estate and the compliance or non-compliance with applicable environmental laws, in form, scope and substance reasonably satisfactory to the Owner Participant. The costs and expenses of preparing and providing such report shall be for the account of the Lessee. The provision of such report shall not relieve the Lessee of liability with respect to environmental conditions, known or unknown, in respect of Clover Unit 1 and the Clover Real Estate, and the Lessee will take any and all actions necessary to ensure that Clover Unit 1 and the Clover Real Estate comply with all such environmental laws. If such report shall indicate that either Clover Unit 1 or the Clover Real Estate is not in compliance with applicable environmental laws, the Lessee shall, within 90 days of the Lessor having received such inspection report, (a) provide the Owner Participant with a remediation plan approved by the applicable Governmental Entity designed to ensure that Clover Unit 1 and the Clover Real Estate will be brought into compliance with applicable environmental laws as promptly as is reasonably practical and without materially adversely affecting the continued operation of Clover Unit 1 and (b) (i) place in escrow funds in an amount corresponding to the Lessor's Percentage of the cost estimate of such remediation plan (as certified by the environmental consulting firm that prepared such report or another expert reasonably satisfactory to the Owner Participant), which escrow shall provide for the payment of the costs of such plan as the same become due and payable or (ii) make other arrangements that are satisfactory to the Owner Participant, as determined in its sole discretion acting in good faith, for such purposes. The obligations of the Lessee set forth in this Section 5.3 shall survive the termination of this Equipment Operating Lease and the expiration of the Term.

4       EXPENSES. The Lessee agrees to pay or reimburse, on demand, all costs and expenses (including legal fees and expenses) incurred by the Lessor, the Owner Participant, the Agent or any Lender (including the costs, fees and expenses of any Independent Engineer, any environmental consultant fees and financial adviser fees) in connection with any return contemplated by this
Section 5.

6       LIENS.

         The Lessee will not directly or indirectly create, incur, assume or suffer to exist any Lien on or with respect to the Lessor's Unit 1 Interest or any interest therein or in, to or under this Equipment Operating Lease or any other Operative Document, except Permitted Liens, and the Lessee shall promptly notify the Lessor of the imposition of any such Lien of which the Lessee is aware and shall promptly, at its own expense, take such action as may be necessary duly to discharge such Lien.


                   7. MAINTENANCE; REPLACEMENTS OF COMPONENTS

1       MAINTENANCE.  The Lessee, at its own cost and expense, will cause Clover
Unit 1 to be maintained consistent with Prudent Utility Practice and in good condition, repair and working order and will cause to be made all necessary repairs, renewals, replacements, betterments and improvements thereof, (a) all as may be necessary so that the business carried on in connection with the Equipment Interest may be properly and advantageously conducted by the Lessee at all times, (b) in accordance with the Clover Agreements and (c) in compliance with all material Applicable Laws of any Governmental Entity having jurisdiction, including, without limitation, all material environmental protection, pollution and safety laws.

2       REPLACEMENT  OF COMPONENTS.  In addition,  in the ordinary course of maintenance, service, repair or testing, the Lessee, at its own cost and expense, may remove or cause to be removed from Clover Unit 1 any Component; PROVIDED, HOWEVER, that the Lessee shall cause such Component to be replaced by a replacement Component which shall be free and clear of all Liens (except Permitted Liens) and shall be in as good operating condition as, and shall have a current and residual value, remaining useful life and utility at least equal to, that of the Component replaced, assuming such replaced Component was in at least the condition and repair required to be maintained in accordance with the terms of this Equipment Operating Lease (each such replacement Component being herein referred to as a "Replacement Component") as promptly as practicable. If any part of Clover Unit 1 shall be removed and such removal shall cause material damage to Clover Unit 1, the Lessee, at its own cost and expense, shall promptly repair or cause the repair of such damage. An undivided interest equal to the Lessor's Percentage in each Component at any time removed from the Unit 1 Equipment or the Common Facilities Equipment shall remain subject to the Equipment Head Lease and this Equipment Operating Lease, wherever located, until such time as such Component shall be replaced by a Replacement Component which has been incorporated in Clover Unit 1 and which meets the requirements for Replacement Components specified above. Immediately upon any Replacement Component becoming incorporated in the Unit 1 Equipment or the Common Facilities Equipment, without further act, (i) the replaced Component shall no longer be subject to the Equipment Head Lease or this Equipment Operating Lease, (ii) an undivided interest equal to the Lessor's Percentage in the Replacement Component shall thereupon become subject to the Equipment Head Lease, and (iii) an undivided interest equal to the Lessor's Percentage in such Replacement Component shall become subject to this Equipment Operating Lease and be deemed a part of Clover Unit 1 for all purposes hereof. Notwithstanding anything in this Section 7.2 or elsewhere in this Equipment Operating Lease to the contrary, if the Lessee or the Clover Unit 1 Operator has determined that a Component is surplus or obsolete, it shall have the right to remove such Component without replacing it, PROVIDED that no such Component may be so removed without being replaced if such removal would diminish the current or residual value, remaining useful life or utility of Clover Unit 1.


8.      MODIFICATIONS.

1       REQUIRED  MODIFICATIONS.  Subject to the Clover Agreements, the  Lessee,
at its own cost and expense, shall make or cause to be made all Modifications to Clover Unit 1 as it relates to the Equipment Interest as may be from time to time (a) installed in accordance with the Clover Agreements or (b) required in order to comply with all Applicable Laws (each, a "Required Modification"); PROVIDED, HOWEVER, that the Lessee may, in good faith and by appropriate proceedings diligently conducted, contest the validity or application of any such Applicable Laws in any reasonable manner which does not involve any danger of (i) foreclosure, sale, forfeiture or loss of, or imposition of a Lien on any part of Clover Unit 1 or the Clover Real Estate or the impairment of Clover Unit 1 in any material respect or (ii) any criminal liability being incurred or any material adverse effect on the Lessor, the Owner Participant, the Agent or the Lenders (in each case in the reasonable opinion of such Person).

2       OPTIONAL MODIFICATIONS.  The Lessee at any time may make or cause  to be made any Modification to the Unit 1 Equipment as the Lessee considers desirable in the proper conduct of its business (an "Optional Modification"); PROVIDED that no Optional Modification to the Unit 1 Equipment shall impair the operation of Clover Unit 1 or diminish the current or residual value, remaining useful life or utility of Clover Unit 1 below the current or residual value, remaining useful life or utility thereof immediately prior to such Optional Modification, assuming such Clover Unit 1 was then in the condition required to be maintained by the terms of this Equipment Operating Lease and the Foundation Operating Lease.

3       TITLE TO MODIFICATIONS; SUBJECTION TO EQUIPMENT HEAD LEASE. Title to an
undivided interest as a tenant in common with Virginia Power in (a) all Modifications to the Retained Assets and (b) all Severable Modifications to the Pollution Control Assets, shall immediately vest in Old Dominion and become subject to the Lien of the Old Dominion Indenture and be deemed Retained Assets for all purposes of this Equipment Operating Lease. Title to an undivided interest as a tenant in common with Virginia Power in any Nonseverable Modifications to the Pollution Control Assets shall immediately vest in the Pollution Control Assets Lessor and become subject to the Pollution Control Assets Lease and be deemed Pollution Control Assets for all purposes of this

Equipment   Operating  Lease.  An  undivided  interest  equal  to  the  Lessor's
Percentage in all Required Modifications and all Nonseverable Modifications shall immediately become subject to the Equipment Head Lease (at no cost to the Lessor and with no adjustment to the Equipment Head Lease Basic Rent) and be deemed a part of the Equipment Interest for all purposes hereof, and the Lessee, at its own cost and expense, shall take such steps as the Lessor may require from time to time to confirm that the foregoing Modifications are subject to the Equipment Head Lease. No interest in any Optional Modification which is a Severable Modification shall become subject to the Equipment Head Lease or this Equipment Operating Lease, PROVIDED that if the Lessee shall, at its cost and expense, cause such Optional Modifications which are Severable Modifications to be made to the Unit 1 Equipment, the Lessor shall have the right, prior to the return of the Equipment Interest to the Lessor hereunder, to purchase any such Optional Modifications which are Severable Modifications at their then fair market value. If the Lessor does not elect to purchase such Optional Modifications which are Severable Modifications, the Lessee may remove such Modifications at the end of the Term, all at the Lessee's cost and expense.

9       NET LEASE.

         This Equipment Operating Lease is a net lease and the Lessee's obligation to pay all Rent payable hereunder shall be absolute and unconditional under any and all circumstances and shall not be affected by any circumstance of any character, including, without limitation, (i) any setoff, counterclaim, recoupment, defense or other right which the Lessee may have against the Lessor, the Owner Participant, the Agent or any Lender or any other Person, (ii) any lack or invalidity of title or any defect in the title, condition, design, operation, merchantability or fitness for use of Clover Unit 1 or any Component, any unavailability of Clover Unit 1, the Clover Real Estate, any Component, the Lessee's Unit 1 Interest or any part after its delivery and acceptance by the Lessee hereunder, for any reason, (iii) any loss or destruction of, or damage to, Clover Unit 1 or any Component or interruption or cessation in the use or possession thereof by the Lessee for any reason whatsoever and of whatever duration, (iv) the condemnation, requisitioning, expropriation, seizure or other taking of title to or use of Clover Unit 1, the Clover Real Estate, any Component, the Lessee's Unit 1 Interest or any part thereof by any Governmental Entity or otherwise, (v) the invalidity or unenforceability or lack of due authorization or other infirmity of this Equipment Operating Lease or any other Operative Document, (vi) the lack of right, power or authority of the Lessor to enter into this Equipment Operating Lease or any Operative Document, (vii) any ineligibility of Clover Unit 1 or any Component for any particular use, whether or not due to any failure of the Lessee or the Clover Unit 1 Operator to comply with any Applicable Law, (viii) any event of Force Majeure or any frustration, (ix) any legal requirement similar or dissimilar to the foregoing, any present or future law to the contrary notwithstanding,
(x) any insolvency, bankruptcy, reorganization or similar proceeding by or against the Lessee or any other Person, (xi) any Lien of any Person with respect to Clover Unit 1, the Clover Real Estate, any Component, the Lessee's Unit 1 Interest or any part thereof, (xii) the occurrence of a Lessor Event of Default, (xiii) the existence of the Qualifying Security, the Payment Undertaking Agreement, the Deposit or any Qualifying Letter of Credit (other than to the extent of the Rent payment intended to be discharged from any remittance from the Qualifying Security, Payment Undertaking Agreement, the Deposit or Qualifying Letter of Credit) or (xiv) any other cause whether similar or dissimilar to the foregoing, any present or future law notwithstanding, except as set forth herein or in any other Operative Documents, it being the intention of the parties hereto that all Rent payable by the Lessee hereunder shall continue to be payable in all events in the manner and at times provided for herein. Such Rent shall not be subject to any abatement and the payments thereof shall not be subject to any setoff or reduction for any reason whatsoever, including any present or future claims of the Lessee against the Lessor or any other Person under this Equipment Operating Lease or otherwise. To the extent permitted by Applicable Law, the Lessee hereby waives any and all rights which it may now have or which at any time hereafter may be conferred upon it, by statute or otherwise, to terminate, cancel, quit or surrender this Equipment Operating Lease with respect to the Equipment Interest, except in accordance with Sections 10, 13, 14, 15 and 18. If for any reason whatsoever this Equipment Operating Lease shall be terminated in whole or in part by operation of law or otherwise, except as specifically provided herein, the Lessee nonetheless agrees to the extent permitted by Applicable Law, to pay to the Lessor an amount equal to each installment of Basic Rent and all Supplemental Rent due and owing, at the time such payment would have become due and payable in accordance with the terms hereof had this Equipment Operating Lease not been so terminated. Nothing contained herein shall be construed to waive any claim which the Lessee might have under any of the Operative Documents or otherwise or to limit the right of the Lessee to make any claim it might have against the Lessor or any other Person or to pursue such claim in such manner as the Lessee shall deem appropriate.


10      LOSS, DESTRUCTION, REQUISITION, ETC.

1       EVENTS OF LOSS.  Upon the  occurrence  of an Event of Loss (or, if the
Lessee shall have Actual Knowledge thereof, an event that with the passage of time, would constitute an Event of Loss) the Lessee shall notify the Lessor, the Owner Participant and the Agent promptly but in any event within 30 days of such Event. Lessee also will notify the Lessor, the Owner Participant and the Agent of any damage to Clover Unit 1, the Lessee's responsibility for which under the Clover Operating Agreement is at least $10,000,000, which notice shall include a description of the property insurance maintained in respect of Clover Unit 1 at such time and shall include a certification of the Lessee that the property damage insurance maintained in respect of Clover Unit 1 complies with paragraph (a) of Section 11 of this Equipment Operating Lease. If an Event of Loss described in clauses (i), (ii) or (iii) of the definition of Event of Loss or a Significant Damage Event shall occur, the Lessee shall within 30 days following such occurrence (provided the Lessee shall not at such time be maintaining a Qualifying Letter of Credit in accordance with
Section 7.7 of the Participation Agreement) shall obtain for the benefit of the Owner Participant a Qualifying Letter of Credit. The Lessee shall cause such Qualifying Letter of Credit to be maintained in accordance with this Section
10.1 until the  earliest  of (i) termination of this Lease in accordance  with
Section 10.2, (ii) the Replacement Closing Date and (iii) the Owner Participant's agreement that such Qualifying Letter of Credit need no longer be maintained. If an Event of Loss described in clauses (i), (ii), or (iii) of the definition of Event of Loss shall occur, then no later than 180 days following such occurrence the Lessee shall notify the Lessor in writing of its election to either (a) if no Credit Default or Event of Default has occurred and is continuing and subject to the Lessee having obtained a Qualifying Letter of Credit for the benefit of the Owner Participant pursuant to the preceding sentence and to the satisfaction of the other conditions set forth in Section 10.3, repair or replace Clover Unit 1 in accordance with the provisions of the Clover Agreements with a similar facility having a fair market value (present and residual), remaining useful life and utility at least equal to Clover Unit 1 prior to such repair or replacement, assuming Clover Unit 1 was in the condition and repair required to be maintained by this Equipment Operating Lease and the Foundation Operating Lease or (b) terminate this Equipment Operating Lease and the Foundation Operating Lease pursuant to Section
10.2 hereof and Section 10.2 thereof. The Lessee may elect the option provided in clause (b) of the preceding sentence regardless of whether Clover Unit 1 is to be repaired or replaced. If the Lessee fails to make an election as provided above or if Lessee shall have elected the option provided in clause (a) of such preceding sentence, but has not fulfilled the conditions provided as set forth in Section 10.3 hereof within the time period required therein, the Lessee shall be deemed to elect to terminate this Equipment Operating Lease and the Foundation Operating Lease pursuant to Section 10.2 hereof and Section 10.2 of the Foundation Operating Lease.

2       PAYMENT OF TERMINATION VALUE; RENT TERMINATION. If (w) the Lessee  shall elect not to repair or replace Clover Unit 1 pursuant to Section 10.3 hereof following an Event of Loss described in clause (i), (ii) or (iii) of the definition of Event of Loss, (x) an Event of Loss described in clause (iv) of the definition of Event of Loss shall occur, or (y) an Event of Loss described in clause (v) of the definition of Event of Loss shall occur, then, on the next Termination Date following the Lessee's notice of its election referred to in the fourth sentence of Section 10.1 in the case of clause (w) above, on the next Termination Date occurring at least three months after such occurrence in the case of clause (x) above, or on the Mandatory Prepayment Date (which shall be a Termination Date) in the case of clause (y) above, the Lessee shall terminate this Equipment Operating Lease and pay to the Lessor (a) the Termination Value determined as of the relevant Termination Date, plus (b) all amounts of Supplemental Rent (including, without limitation, all costs and expenses of the Lessor, the Owner Participant, the Agent and the Lenders, and all sales, use, value added and other Taxes required to be indemnified by the Lessee pursuant to Section 8.2 of the Participation Agreement, associated with the exercise of the termination option pursuant to this Section 10.2) due and payable on or prior to such Termination Date, plus (c) any unpaid Basic Rent due before such Termination Date and, if such Termination Date shall be a Rent Payment Date, the Basic Rent (to the extent payable in arrears) due and payable on such Rent Payment Date. Concurrently with the payment of all sums required to be paid pursuant to this Section 10.2 and Section 10.2 of the Foundation Operating Lease, (1) Basic Rent for the Equipment Interest shall cease to accrue, (2) the Lessee shall cease to have any liability to the Lessor with respect to the Equipment Interest except for Supplemental Rent obligations (including, without limitation, those under Sections 8.1 and 8.2 of the Participation Agreement and the Tax Indemnity Agreement) surviving pursuant to the express provisions of any Operative Document or which have otherwise accrued but not been paid as of such Termination Date, (3) the Lessor will prepay the Loan Certificates pursuant to Section 2.10 of the Loan Agreement, (4) the Lessor will at Lessee's cost and expense execute and deliver to the Lessee a release or termination of this Equipment Operating Lease, the Equipment Head Lease, the Foundation Operating Lease, the Foundation Head Lease, the Ground Lease and Sublease (if delivered) and the Clover Agreements Assignment and the Lessor shall transfer the Lessor's Unit 1 Interest to the Lessee on an "as is", "where is" basis, without representations or warranties other than a warranty as to the absence of Lessor's Liens and Owner Participant's Liens and (5) this Equipment Operating Lease shall terminate and the Lessee shall, assuming the Lessor and the Owner Participant are in compliance with all of their obligations under the Operative Documents, cause the Agent to discharge the Liens of the Loan Agreement and the Leasehold Mortgage and to execute and deliver appropriate releases and all other documents or instruments necessary or desirable to effect the foregoing, all at the cost and expense of the Lessee.

3       REPAIR OR  REPLACEMENT.  The  Lessee's  right to repair or replace
Clover Unit 1 pursuant to clause (a) of Section 10.1 hereof shall be subject to the fulfillment, at the Lessee's sole cost and expense, in addition to the conditions contained in said paragraph (a) and the conditions contained in
Section 10.3 of the Foundation Operating Lease, of the following conditions:

                (a) on the date the Lessee shall notify the Lessor of its election to repair or replace Clover Unit 1 pursuant to
                     Section 10.1, the Lessee shall deliver to the Lessor and the Owner Participant either (x) a tax opinion of Chadbourne & Parke LLP to the effect that, assuming the proposed repair or replacement is completed in the manner and within the time proposed, such repair or replacement will not adversely affect the federal or state income tax consequences of the transaction contemplated by the Operative Documents to the Owner Participant, the Lessor or any Affiliate, or (y) if the Old Dominion Bonds are rated at least the Minimum Credit Rating, (i) a tax opinion of counsel to the Lessee, such counsel and such opinion reasonably satisfactory to the Owner Participant, to the effect that it is more likely than not that, assuming the proposed repair or replacement is completed in the manner and within the time proposed, such repair or replacement  will not  adversely  affect  the  federal or
                     state  income  tax   consequences   of  the   transaction
                     contemplated by the Operative Documents to the Owner Participant, the Lessor or any Affiliate, and (ii) an indemnity to the Owner Participant and the Lessor in form and substance satisfactory to the Owner Participant and the Lessor, respectively, against any adverse federal or state income tax consequences resulting in whole or in part from the proposed repair or replacement;

                (b) the Lessee shall cause the repair or replacement of Clover Unit 1 to commence as soon as practicable after the occurrence of such Event of Loss and in all events within 24 months of such occurrence and will cause work on such repair or replacement to proceed diligently thereafter. As the repair or replacement of Clover Unit 1 progresses, title to an undivided interest in such repaired or replaced facilities (i) which are repairs to or replacements of the Retained Assets shall immediately vest in Old Dominion and Virginia Power as tenants-in-common, and (ii) which are repairs to or replacements of Pollution Control Assets shall immediately vest in the Pollution Control Assets Lessor and Virginia Power as tenants-in-common, subject to the Lien of the Old Dominion Indenture and, if such facilities are repairs to or replacements of Pollution Control Assets, the Pollution Control Assets Lease, and an undivided interest equal to the Lessor's Percentage in such repaired or replaced facilities corresponding to the Unit 1 Equipment and the Common Facilities Equipment shall become subject to the Equipment Head Lease and to this Equipment Operating Lease, automatically, for all purposes hereof, without any further act by any Person;

                (c) on a date not later than four years following the occurrence of such Event of Loss (the "Replacement Closing Date") such repair or replacement of Clover Unit 1 shall be completed and the following documents shall have been duly authorized, executed and delivered and, if appropriate, filed for recordation by the respective party or parties thereto and shall be in full force and effect, and an executed counterpart of each thereto shall be delivered to the Lessor and the Owner Participant: (1) supplements to the Equipment Head Lease and this Equipment Operating Lease, subjecting an undivided interest equal to the Lessor's Percentage in the repaired or replaced facilities to the Equipment Head Lease and this Equipment Operating Lease, (2) a supplement to the Loan Agreement subjecting the Equipment Head Lease Interest in such repaired or replaced facilities to the Lien of the Loan Agreement, (3) such recordings and filings as may be reasonably requested by the Owner Participant or the Agent to be made or filed in such public offices as are necessary, (4) an opinion of counsel of the Lessee, such counsel and such opinion to be reasonably satisfactory to the Owner Participant and the Agent, to the effect that (w) the supplements to the Equipment Head Lease and this Equipment Operating Lease referred to in clause (1) above constitute effective instruments for subjecting such repaired or replaced facilities to the Equipment Head Lease and this Equipment Operating Lease, (x) the supplement to the Loan Agreement referred to in clause (2) above constitutes an effective instrument for subjecting the Equipment Head Lease Interest in such repaired or replaced facilities to the Lien of the Loan Agreement, (y) all filings and other action necessary to perfect and protect the Lessor's interest in an undivided interest equal to the Lessor's Percentage in the repaired or replaced facilities and to subject the Equipment Head Lease Interest in such repaired or replaced facilities to the Lien of the Loan Agreement
                     have been  accomplished, and   (z)   such   repaired   or
                     replaced    facilities corresponding  to the  Unit  1
                     Equipment or the Common Facilities Equipment have been constructively severed from the Clover Real Estate and, hence, constitute personal property for purposes of Virginia law, (5) an appraisal by an Independent Appraiser, certifying that Clover Unit 1 as so repaired or replaced has a fair market value (present and residual), remaining useful life and utility at least equal to Clover Unit 1 prior to such repair or replacement (assuming Clover Unit 1 was in the condition and repair required to be maintained by the terms of this Equipment
                     Operating   Lease  and  the Foundation   Operating Lease),
                     (6) a report by an Independent Engineer certifying that Clover Unit 1 as so repaired or replaced is in a state of repair and condition required by this Equipment
                     Operating Lease and the  Foundation   Operating   Lease,
                     (7) an Officer's Certificate of the Lessee as to compliance with this Section 10.3 and that no Event of Default shall have occurred as a result of the repair or replacement and (8) satisfactory evidence as to the compliance with Section 11 of the Equipment Operating Lease and Foundation Operating Lease with respect to Clover Unit 1 as so repaired or replaced;

                (d) on the Replacement Closing Date, the Lessor shall receive a valid leasehold interest in the repaired or replaced facility under the Equipment Head Lease, free and clear of Liens other than Permitted Liens; and

                (e) on the Replacement Closing Date, the Lessor, the Owner Participant and the Agent shall have received such documents and evidence with respect to the Lessee and the repaired or replaced facility as the Lessor, the Owner Participant and the Agent may request in order to establish the consummation of the transactions contemplated by this Section 10.3 and Section 10.3 of the Foundation Operating Lease, the taking of all necessary action in connection therewith (including without limitation the receipt of all relevant licenses, permits, approvals and consents of all Governmental Entities), and compliance with all conditions set forth in this
                     Section 10.3 and in Section 10.3 of the Foundation Operating Lease, in each case in form and substance satisfactory to the Lessor, the Owner Participant and the Agent.

         Whether or not the transactions contemplated by this Section 10.3 are consummated, the Lessee agrees to pay or reimburse, on an After-Tax Basis, any costs or expenses (including reasonable legal fees and expenses) incurred by the Lessor, the Owner Participant, the Lenders or the Agent in connection with the transactions contemplated by this Section 10.3

4       EMINENT DOMAIN.  In the event that during the Term the use of the
Equipment Interest is requisitioned or taken by or pursuant to a request of any Governmental Entity under the power of eminent domain or otherwise for a period which does not constitute an Event of Loss, the Lessee's obligation to pay all installments of Basic Rent shall continue for the duration of such requisitioning or taking. The Lessee shall be entitled to receive and retain for its own account all sums payable for any such period by such Governmental Entity as compensation for such requisition or taking of possession. Any amount referred to in this Section 10.4 which is payable to the Lessee shall not be paid to the Lessee, or if it has been previously paid directly to the Lessee, shall not be retained by the Lessee, if at the time of such payment a Payment Default, a Credit Default or Event of Default shall have occurred and be continuing, but shall be paid to and held by the Lessor as security for the obligations of the Lessee under this Equipment Operating Lease, and upon the earlier of (a) 180 days after the Lessor shall have received such amount, PROVIDED the Lessor has not proceeded to exercise any remedy under Section 17 and it is not stayed or prevented by law or otherwise from exercising such remedy and (b) such time as there shall not be continuing any such Payment Default, a Credit Default or Event of Default, such amount shall be paid to the Lessee.


11      INSURANCE.

        (a) Subject to paragraph (b), the Lessee shall procure at its own expense and maintain or cause to be maintained in full force and effect:

                  (i) workers' compensation insurance as required by Applicable Law and, to the extent applicable, Longshoremen's and Harbor Workers' Compensation Act insurance including, without limitation, employer's liability insurance with a limit of not less than $25,000,000
         (including coverage under any applicable excess umbrella liability policy) per occurrence and in the aggregate amount where applicable;

                  (ii) commercial general liability insurance with (A) Associated Electric & Gas Insurance Services Limited or (B) other insurance carriers having a reported policyholder surplus of $50,000,000 or more, and, if rated by A.M. Best Company having a Best rating of at least A-VII or better (except for policies underwritten by Lloyds of London and other companies reasonably acceptable to the Lessor), against premises and operations claims for bodily injury (including death) and property damage to third parties. Such insurance shall provide blanket contractual liability, broad form property damage and personal injury coverage with no less than $25,000,000 per occurrence/aggregate (including coverage under any applicable excess umbrella liability policy);

                  (iii) business automobile liability insurance against claims for bodily injury (including death) and property damage covering all owned, leased, non-owned and hired motor vehicles, in an amount not less than $20,000,000 (including coverage under any applicable excess umbrella liability policy) minimum limit per occurrence for combined bodily injury and property damage and in the aggregate where applicable; and

                  (iv) property damage insurance on a basis as required under, and to the extent required by, the Old Dominion Indenture and the Clover Agreements, in any event consistent with prudent industry standards and risk management practices and taking into account the Lessee's business operations, capital structure, financial condition and risk management policies. Lessee shall at all times actively and prudently pursue its rights conferred by Article 4 and 9 of the Clover Operating Agreement to cause the Clover Unit 1 Operator to maintain property damage insurance meeting the criteria of the preceding sentence.

         (b) All  policies of insurance  maintained  pursuant to clauses (i) and
(iv) of paragraph (a) of this Section 11 shall be with insurance carriers having a reported policyholder surplus of $50,000,000 or more and, if rated by A.M.
Best Company having a Best rating of at least A-VII or better (except for policies underwritten by Lloyds of London and other companies reasonably acceptable to the Lessor). The Lessee's obligation to maintain liability insurance in the amounts set forth in clause (ii) of paragraph (a) of this
Section 11 shall be subject to the availability of such insurance in such amounts on commercially reasonable terms. If such amounts are not available on commercially reasonable terms, the Lessee shall maintain such liability insurance in the amount then indicative of prudent industry standards taking into account the Lessee's business operations, capital structure, financial condition and risk management policies but, in no event in amounts per occurrence less than or on terms less beneficial to the insureds than liability insurance maintained by the Lessee in respect of other coal-fired generating units owned or leased by the Lessee for which the Lessee has the ability to determine liability insurance amounts and provisions. If the Lessee maintains any such coverage on a "claims made" basis, it shall cause any such coverage to remain in effect for a period of two years after the earlier of the termination of such insurance coverage or the termination of this Equipment Operating Lease. The Lessee will periodically review the liability and property insurance maintained by it or on its behalf and will, if necessary, revise such coverages in order that the liability and property insurance maintained by it or on its behalf is consistent with that maintained by prudent power producers similar to the Lessee taking into account the Lessee's business operations, capital structure, financial condition and risk management policies, subject to the availability of such insurance in such amounts on commercially reasonable terms.


         (c) All policies of insurance required to be maintained pursuant to clause (ii) of paragraph (a) of this Section 11 shall within 90 days of the Closing Date, (i) provide that there shall be no recourse against the Lessor, the Owner Participant, the Agent and the Lenders for payment of premiums, commissions, assessments or calls or other amounts with respect thereto, (ii) provide the Lessor, the Owner Participant, the Agent and the Lenders with at least 60 days' (or 10 days' in the case of nonpayment of premiums) prior written notice of reduction in coverage or amount (other than a reduction in coverage or amount resulting from a payment thereunder), cancellation or non-renewal of any policy, (iii) waive the right of subrogation of the insurers against the Lessor, the Owner Participant, the Agent and the Lenders, (iv) provide that the insurance be primary and not excess to or contributory to any insurance or self-insurance maintained by the Lessor, the Owner Participant, the Agent and the Lenders, and (v) insure the interest of the Lessor, the Owner Participant, the Agent and the Lenders regardless of any breach or violation by the Lessee, Virginia Power or others of warranties, declarations or conditions contained in such policies, any action or inaction of the Lessee or others, or any foreclosure relating to Clover Unit 1 or any change in ownership of all or any portion of Clover Unit 1. All liability policies required to be maintained pursuant to this Section 11 shall (x) name the Lessor, the Owner Participant, the Agent and the Lenders as additional insureds, (y) include a severability of interest or cross liability clause, and (z) waive the right of subrogation of the insurers against the Lessor, the Owner Participant, the Agent and the Lenders.

         (d) The Lessee will advise the Lessor, the Owner Participant, the Agent and the Lenders in writing promptly after obtaining Actual Knowledge thereof of any default in the payment of any premium and any other act or omission on the part of the Lessee or others which might invalidate or render unenforceable, in whole or in part, any insurance required to be maintained pursuant to paragraph
(a) of this Section 11 hereof.

         (e) Within 30 days of each fiscal year of the Lessee, the Lessee will provide the Lessor, the Owner Participant and the Agent with a certificate of insurance of Watson Wyatt Worldwide or an independent insurance broker of recognized standing in Virginia (i) setting forth the carriers with which the liability insurance required by this Section 11 is maintained, (ii) to the effect that such insurance complies with this Section 11, and (iii) to the effect that all premiums in respect of such insurance have been paid.

         (f) In the event the Lessee fails to take out or maintain insurance coverage required by this Section 11, the Lessor, upon 30 days' prior written notice (unless the aforementioned insurance would lapse within such period, in which event notice should be given as soon as reasonably possible) to the Lessee of any such failure, may (but shall not be obligated to) take out the required policies of insurance and pay the premiums on the same in accordance with
Section 21.

         (g) At any time the Lessor (either directly or in the name of the Owner Participant) may at its own expense and for its own account carry insurance with respect to its leasehold interest in the Equipment Interest, PROVIDED, that such insurance does not in any way interfere with the Lessee's ability to obtain insurance with respect to the Equipment Interest described in paragraph (a) of this Section 11. Any insurance payments received from policies maintained by the Lessor pursuant to the previous sentence shall be retained by the Lessor without reducing or otherwise affecting the Lessee's obligations hereunder.

         (h) As soon as practical after the effective date of the property damage insurance policy or policies obtained by the Clover Unit 1 Operator for Clover Unit 1 for property damage insurance subsequent to the commercial operation of Clover Unit 2, the Lessee will provide the Owner Participant with a written description of the insurance coverages then maintained for Clover Unit 1 and a certificate of the Lessee to the effect that (i) it has pursued its rights under Articles 7 and 9 of the Clover Operating Agreement to cause such insurance coverage to comply with the provisions of paragraph (a) of this Section 11 and
(ii) the  insurance  maintained  in respect of Clover Unit 1 complies  with this
Section 11.

12      INSPECTION

        During the Term, at such times as reasonably requested, each of the Owner Participant, the Lessor, the Agent, each Lender and their representatives may, at reasonable times, on reasonable notice to the Lessee and the Clover Unit 1 Operator and at their own risk and expense (except, at the expense, but not risk, of the Lessee when an Event of Default has occurred and is continuing), inspect Clover Unit 1 and the Clover Real Estate; PROVIDED, HOWEVER, that any such inspection will not interfere with the Co-Owner's normal commercial operation of Clover Unit 1 and will be in accordance with the Lessee's and the Clover Unit 1 Operator's safety and insurance programs.

13      LESSEE TERMINATION OPTION FOR BURDENSOME EVENTS.

1       ELECTION TO TERMINATE. After the occurrence and during the continuance of any of the events specified below, the Lessee shall have the right, at its option, so long as no Event of Default shall have occurred and be continuing, upon at least 30 days' (one day in the case of a Burdensome Tax Law Change) prior written notice to the Lessor, the Owner Participant and the Agent to terminate this Equipment Operating Lease on the Termination Date specified in such notice (which shall be a date occurring not more than 90 days after such notice in the case of the events described in clauses (a), (b) and (c) below and a date occurring not more than thirty days after such notice in the case of an event described in clause (d) below) if:

                  (a) a Lessor Event of Default shall have occurred and be continuing; or

                  (b) it shall have become illegal for the Lessee to continue this Equipment Operating Lease or the Foundation Operating Lease or for the Lessee to make payments under this Equipment Operating Lease or the Foundation Operating Lease; or

                  (c) one or more events outside the control of the Lessee shall have occurred which, in the reasonable judgment of the Lessee, will give rise to an obligation by the Lessee to pay or indemnify in respect of Section 8.1 or 8.2 of the Participation Agreement or the Tax Indemnity Agreement; PROVIDED, HOWEVER, that (i) the indemnity obligation (and the underlying cost or Tax) can be avoided in whole or in part by such purchase and (ii) the amount of such avoided payments would exceed (on a present value basis, discounted annually at the Debt Rate, to the date of the termination) one percent of the Equipment Interest Cost. If the Owner Participant shall waive its right to amounts of indemnification payments in respect of Section 8.1 or 8.2 of the Participation Agreement or the Tax Indemnity Agreement in excess of such amount as to cause such avoided payments, computed in accordance with the preceding sentence, not to exceed one percent of Equipment Interest Cost, no such termination option in favor of the Lessee shall exist; or

                  (d)  a Burdensome Tax Law Change shall occur.

If the Lessee does not give notice of its exercise of the termination option under this Section 13.1 within 180 days of the date the Lessee receives Actual Knowledge of the event or condition described above, the Lessee will lose its rights to terminate this Equipment Operating Lease pursuant to this Section 13.1 as a result of such event or condition. The Lessee shall be permitted to exercise the option provided by this Section 13 only if it shall simultaneously exercise the termination option provided by Section 13 of the Foundation Operating Lease.

2       PROCEDURE  FOR  EXERCISE OF  TERMINATION  OPTION.  If the Lessee shall have exercised its option under Section 13.1, on the Termination Date specified in the Lessee's notice of such exercise, the Lessee shall pay to the Lessor (a) (i) in the case of an event specified in clause (b) or (c) above, the higher of Fair Market Sales Value of the Lessor's Unit 1 Interest allocated to the Equipment Interest in accordance with the definitions of Fair Market Sales Value or Termination Value, determined as of such Termination Date, (ii) in the case of an event specified in clause (a) of Section 13.1, Termination Value determined as of such Termination Date and (iii) in the case of an event described in clause (d) of Section 13.1, the Burdensome Tax Law Change Value, plus (b) all amounts of Supplemental Rent (including, without limitation, in the case of an event specified in clause (b), (c) or (d) of Section 13.1, all costs and expenses of the Lessor, the Owner Participant, the Agent and the Lenders and all sales, use, valued added and other Taxes covered by Section 8.2 of the Participation Agreement associated with the exercise of the termination option pursuant to this Section 13) due and payable on or prior to the Termination Date and, (c) any unpaid Basic Rent due before such Termination Date and, if such Termination Date shall be a Rent Payment Date, the Basic Rent (to the extent payable in arrears) due and payable on such Rent Payment Date. If the Lessee shall exercise its option provided in this Section 13 in consequence of an event described in clause (a) of Section 13.1, the Owner Participant will pay the costs and expenses of the Lessor, the Owner Participant, the Agent, the Lessee and the Lenders and all sales, use, value added and other Taxes associated with the exercise of the termination option provided in this Section 13. Concurrently with the payment of all sums specified in this Section 13.2 and Section 13.2 of the Foundation Operating Lease, (1) Basic Rent for the Equipment Interest shall cease to accrue, (2) the Lessee shall cease to have any liability to the Lessor with respect to the Equipment Interest, except for Supplemental Rent obligations (including, without limitation, those under Sections 8.1 and 8.2 of the Participation Agreement and the Tax Indemnity Agreement) surviving pursuant to the express terms of any Operative Document or which have otherwise accrued but not been paid as of the Termination Date, (3) the Lessor will prepay the Loan Certificates pursuant to Section 2.10 of the Loan Agreement, (4) the Lessor will execute and deliver to the Lessee, at Lessee's cost and expense, a release or termination of this Equipment Operating Lease, the Equipment Head Lease, the Foundation Operating Lease, the Foundation Head Lease, the Ground Lease and Sublease (if delivered) and the Clover Agreements Assignment, and the Lessor will transfer the Lessor's Unit 1 Interest to the Lessee on an "as is", "where is" basis, without representations or warranties other than a warranty as to the absence of Lessor's Liens and Owner Participant's Liens and (5) this Equipment Operating Lease shall terminate and, assuming the Lessor and the Owner Participant have complied with all of their obligations under the Operative Documents, the Lessee shall cause the Agent to discharge the Liens of the Loan Agreement and the Leasehold Mortgage and to execute and deliver appropriate releases and all other documents or instruments necessary or desirable to effect the foregoing, all, except as expressly provided in this Section 13.2, at the cost and expense of the Lessee.

         Notwithstanding  the Lessee's exercise of the election provided in this
Section 13 in consequence of a Lessor Event of Default, the Lessee reserves the right to exercise any and all remedies available to it at law or equity in respect of any Lessor Event of Default and its election to exercise the election pursuant to this Section 13 shall not be deemed an exclusive election of remedies.

14      TERMINATION FOR OBSOLESCENCE.

1       TERMINATION.  Upon 270 days' prior written  notice to the Lessor,  the
Owner Participant and the Agent, which notice shall contain a certification by the Board of Directors of the Lessee that Clover Unit 1 is economically or technologically obsolete or that Clover Unit 1 is surplus to the Lessee's needs, the Lessee shall have the option, so long as no Payment Default or Event of Default shall have occurred and be continuing, to terminate this Equipment Operating Lease on any Termination Date occurring on or after the fifth anniversary of the Closing Date (the "Obsolescence Termination Date") on the terms and conditions set forth in this Section 14. Any termination of this Equipment Operating Lease pursuant to this Section 14 shall be permitted only in conjunction with a simultaneous termination of the Foundation Operating Lease pursuant to Section 14 thereof.

2       SOLICITATION  OF OFFERS.  If the  Lessee  shall give the Lessor notice pursuant to Section 14.1 and the Lessor shall not have elected to retain the Equipment Interest and the Foundation Interest pursuant to Section 14.3 hereof and Section 14.3 of the Foundation Operating Lease, respectively, the Lessee may, as non-exclusive agent for the Lessor, use its best efforts to obtain bids for the cash purchase of the Lessor's Unit 1 Interest. The Lessor shall also have the right to obtain bids for the cash purchase of the Lessor's Unit 1 Interest either directly or through agents other than the Lessee. The Lessee shall certify to the Lessor within five days after the Lessee's receipt of each bid or offer (and in any event prior to the Obsolescence Termination Date) the amount and terms thereof and the name and address of the party (which shall not be the Lessee or any member cooperative of the Lessee) submitting such bid or offer.

3       RIGHT OF LESSOR TO RETAIN EQUIPMENT  INTEREST.  The Lessor may
irrevocably elect to retain, rather than sell, the Equipment Interest, by giving notice to the Lessee at least 90 days prior to the Obsolescence Termination Date, PROVIDED that the Lessor simultaneously elects to retain the Foundation Interest pursuant to Section 14.3 of the Foundation Operating Lease. If the Lessor elects to retain the Equipment Interest pursuant to this Section 14.3, on the Obsolescence Termination Date (a) the Lessee shall pay to the Lessor all Supplemental Rent (including, without limitation, all costs and expenses of the Lessor, the Owner Participant, the Agent and the Lenders and all sales, use, value added and other Taxes covered by Section 8.2 of the Participation Agreement associated with the exercise of the termination option pursuant to this Section 14) due and payable on such Obsolescence Termination Date and (b) the Lessee shall pay to the Lessor any unpaid Basic Rent due before such Obsolescence Termination Date and, if such Obsolescence Termination Date shall be a Rent Payment Date, the Basic Rent (to the extent payable in arrears) due and payable on such Rent Payment Date, but shall not be required to pay Termination Value. Concurrently with the payment of all sums required to be paid pursuant to this Section 14.3 and Section 14.3 of the Foundation Operating Lease
(i) Basic Rent for the Equipment Interest shall cease to accrue, (ii) the Lessee shall cease to have any liability to the Lessor with respect to the Equipment Interest, except for Supplemental Rent obligations (including, without limitation, those under Sections 8.1 and 8.2 of the Participation Agreement and the Tax Indemnity Agreement) surviving pursuant to the express terms of any Operative Document or which have otherwise accrued but not been paid as of such Obsolescence Termination Date, (iii) the Lessor shall pay all principal and accrued interest on the Loan Certificates, (iv) the Lessee will return the Equipment Interest to the Lessor in accordance with paragraphs (a), (b), (c),
(d), (e), (f) and (h)(i) of Section 5.2 and Section 5.3, and (v) this Equipment Operating Lease shall terminate and, assuming the Lessor and the Owner Participant have complied with all of their obligations under the Operative Documents, the Lessee shall cause the Agent to discharge the Liens of the Loan Agreement and the Leasehold Mortgage and to execute and deliver appropriate releases and all other documents or instruments necessary or desirable to effect the foregoing, all at the cost and expense of the Lessee.

4       PROCEDURE  FOR  EXERCISE OF  TERMINATION  OPTION.  If the Lessor has not
elected to retain Equipment Interest and the Foundation Interest in accordance with Section 14.3 hereof and Section 14.3 of the Foundation Operating Lease, respectively, on the Obsolescence Termination Date the Lessor shall sell the Lessor's Unit 1 Interest for cash to the bidder or bidders (which shall not be the Lessee or a cooperative member of the Lessee or any Affiliate thereof), that shall have submitted the highest net cash bid or bids with respect to the Lessor's Unit 1 Interest before the Obsolescence Termination Date and that shall simultaneously purchase the Foundation Interest pursuant to
Section 14.4 of the Foundation Operating Lease, and the Lessee shall certify to the Lessor and the Owner Participant that such buyer is not the Lessee or a cooperative member of Lessee or any Affiliate thereof. On the Obsolescence Termination Date, the Lessee shall pay to the Lessor (a) the excess, if any, of Termination Value determined as of such Obsolescence Termination Date over the total sale price for the Lessor's Unit 1 Interest allocated to the Equipment Interest in accordance with the definition of Fair Market Sales Value paid to or retained by the Lessor, after deducting from the sale price the expenses, if any, incurred by the Lessor and the Owner Participant in connection with such sale, (b) any unpaid Basic Rent due before such Obsolescence Termination Date and, if such Obsolescence Termination Date shall be a Rent Payment Date, any Basic Rent (to the extent payable in arrears) due and payable on such Rent Payment Date, plus (c) all amounts of Supplemental Rent (including, without limitation, all costs and expenses of the Lessor, the Owner Participant, the Agent and the Lenders and all sales, use, value added and other Taxes covered by
Section 8.2 of the Participation Agreement associated with the exercise of the termination option pursuant to this Section 14) due and payable on such Obsolescence Termination Date. Concurrently with the payment of all sums required to be paid pursuant to this Section 14.4 and Section 14.4 of the Foundation Operating Lease (i) Basic Rent for the Equipment Interest shall cease to accrue, (ii) the Lessee shall cease to have any liability to the Lessor with respect to the Equipment Interest, except for Supplemental Rent obligations (including, without limitation, Sections 8.1 and 8.2 of the Participation Agreement and the Tax Indemnity Agreement) surviving pursuant to the express terms of any Operative Document or which have otherwise accrued but not been paid as of such Obsolescence Termination Date, (iii) the Lessor will prepay the Loan Certificates pursuant to Section 2.10 of the Loan Agreement, (iv) the Lessor will transfer (by an appropriate instruments of transfer) the Lessor's Unit 1 Interest to the purchaser on an "as is", "where is" basis, without representations or warranties other than a warranty as to the absence of
                                       32

Lessor's Liens or Owner Participant's Liens and (v) this Equipment Operating Lease shall terminate and, assuming the Lessor and the Owner Participant have complied with all of their obligations under the Operative Documents, the Lessee shall cause the Agent to discharge the Liens of the Loan Agreement and the Leasehold Mortgage and to execute and deliver appropriate releases and all other documents or instruments necessary or desirable to effect the foregoing, all at the cost and expense of the Lessee. Unless the Lessor shall have elected to retain the Equipment Interest pursuant to Section 14.3, the Lessee may, at its election, revoke its notice of termination on at least 10 days' prior notice to the Lessor, the Owner Participant and the Agent, in which event this Equipment Operating Lease shall continue with respect to the Equipment Interest; PROVIDED, HOWEVER, that a notice of termination may be revoked on not more than one occasion during the Term. The Lessor shall be under no duty to solicit bids, to inquire into the efforts of the Lessee to obtain bids or otherwise take any action in arranging any such sale of the Lessor's Unit 1 Interest other than, if the Lessor has not elected to retain the Equipment Interest, to transfer the Lessor's Unit 1 Interest in accordance with clause (iv) of the second preceding sentence. If, because of a default by a prospective purchaser of its obligation to consummate a purchase of the Lessor's Unit 1 Interest no sale shall occur on the Obsolescence Termination Date, the notice of termination shall be deemed revoked and this Equipment Operating Lease shall continue as to the Equipment Interest in full force and effect in accordance with its terms (without prejudice to the Lessee's right to exercise its rights under this Section 14 thereafter).


15      LESSEE'S END OF TERM OPTIONS.

1       OPTIONS.  Unless this Equipment Operating Lease shall have been previously terminated pursuant to Section 10, 13, 14, 17 or 18 hereof, at any time not more than forty-two months, nor less than eighteen month's prior to the Expiration Date, the Lessee shall have the option, upon giving written notice to the Lessor, the Owner Participant and Virginia Power, to elect irrevocably (subject to paragraph (d) of Section 15.3) one of the following options:

                  (a) to purchase the Equipment Interest on the Expiration Date for the Purchase Option Price in accordance with Section 15.2 (the "Purchase Option"); or

                  (b) to arrange for an Acceptable Power Purchaser to enter into a Power Sales Agreement on the Expiration Date in accordance with
         Section 15.3 (the "Service Contract Option"); or

                  (c) to return the Equipment Interest pursuant to Section 5 and to pay on the Expiration Date the Walk Away Payment in accordance with
         Section 15.4 (the "Return Option").

         If the Lessee shall not elect any of the options set forth in accordance with this Section 15.1 by the date eighteen months prior to the Expiration Date, it will be deemed to have elected the Return Option. The Lessee shall be permitted to exercise one of the options provided in this Section 15.1 only in connection with its simultaneous exercise of the similar option with respect to the Foundation Interest in accordance with Section 15.1 of the Foundation Operating Lease.

2       PROCEDURE  FOR THE EXERCISE OF PURCHASE  OPTION.  If the Lessee  shall have exercised the Purchase Option under clause (a) of Section 15.1, the Lessee shall become unconditionally obligated to pay (a) on the Expiration Date (i) the initial installment of the Purchase Option Price in the amount of $308,635,015.23, (ii) all amounts of Supplemental Rent (including, without limitation, all costs and expenses of the Lessor, the Owner Participant, the Agent and the Lenders and all sales, use, value added and other Taxes covered by Section 8.2 of the Participation Agreement associated with the Purchase Option) due and payable on the Expiration Date, and (iii) any unpaid Basic Rent due before the Expiration Date and, if the Expiration Date is a Rent Payment Date, the Basic Rent (to the extent payable in arrears) due and payable on such Rent Payment Date and (b) subsequent installments of the Purchase Option Price in the amounts and on the dates set forth below:

           Date                                                Amount

   April 15, 2018                                         $10,203,274.82
   June 15, 2018                                           31,282,564.56
   September 15, 2018                                      31,282,564.56
   December 15, 2018                                       31,282,564.54


         The covenant to pay the subsequent installments of the Purchase Option Price in accordance with the preceding sentence shall survive the termination of this Equipment Operating Lease. Concurrently with the payment of the sums specified in clause (a) of this Section 15.2 and clause (a) of Section 15.2 of the Foundation Operating Lease (w) Basic Rent for the Equipment Interest shall cease to accrue, (x) the Lessee shall cease to have any liability to the Lessor with respect to the Equipment Interest, except for Supplemental Rent obligations (including, without limitation, those under Sections 8.1 and 8.2 of the Participation Agreement, the Tax Indemnity Agreement and the additional installments of the Purchase Option Price payable in accordance with the first sentence of this Section 15.2) surviving pursuant to the express terms of any Operative Document or which have otherwise accrued but not been paid as of such Expiration Date, (y) the Lessor will transfer Lessor's Unit 1 Interest to the Lessee on an "as is", "where is" basis, without representations or warranties other than a warranty as to the absence of Lessor's Liens or Owners Participant's Liens and (z) this Equipment Operating Lease shall terminate and, assuming the Lessor and the Owner Participant have complied with all of their obligations under the Operative Documents, the Lessee shall cause the Lessor to discharge the Liens of the Loan Agreement and the Leasehold Mortgage and to execute and deliver appropriate releases and all other documents or instruments necessary or desirable to effect the forgoing, all at the cost and expense of the Lessee.
                                       34

3       PROCEDURE FOR EXERCISE OF THE SERVICE CONTRACT OPTION.

        (a)     If the Lessee shall have elected the Service Contract Option:

                        (i) The Lessee shall make a good faith effort to arrange for an Acceptable Power Purchaser to execute and deliver a Power Sales Agreement on the Expiration Date. Not less than 6 months prior to the Expiration Date, the Lessee shall give the Owner Participant notice of the proposed Power Purchaser, together with financial and such other information as the Owner Participant may reasonably request in order to determine whether such proposed Power Purchaser constitutes an Acceptable Power Purchaser;

                        (ii)    The  Lessee  will  execute  and  deliver  on the
                  Expiration Date a Management Agreement with the Lessor and with any other Persons having a long term leasehold interest in Clover Unit 1 or Clover Unit 2 (other than Virginia Power
                  or any  successor  or  assigns  thereof).   In  addition,  if
                  requested by the Lessor, the Lessee will execute and deliver on the Expiration Date, a Transmission and Interconnection Agreement with the Lessor providing for access, at no cost to the Lessor, to the transmission and interconnection facilities necessary to permit delivery of electrical energy and capacity to the Power Purchaser in accordance with the Power Sales Agreement; and

                        (iii) The Lessor will cooperate with the Lessee, and the Lessee will make a good faith effort, to arrange a New Loan to be made to the Lessor on the Expiration Date, such New Loan to be substantially in accordance with the terms and conditions set forth on Schedule 3 hereto. The Lessor will pay the outstanding Loan Certificates at their maturity on the Expiration Date with the proceeds of the New Loan.

                  (b) The obligation by the Lessor and the Owner Participant to enter into or accept, as the case may be, a Power Sales Agreement and to consummate the Service Contract Option shall be subject to the fulfillment or waiver, on or before the Expiration Date, to the satisfaction of each such Person of the following conditions precedent (it being understood and agreed that the agreement of each such Person to the foregoing matters shall not be subject to such Person's own performance of or compliance with the provisions hereof):

                        (i) each such Person shall have received such documents or other evidence as it shall reasonably have requested with respect to the prospective Power Purchaser to establish (A) that such Person meets each of the requirements for an Acceptable Power Purchaser and (B) the taking of all requisite corporate or other similar actions and proceedings in connection therewith;

                        (ii) each such Person shall have received an opinion of counsel for the Power Purchaser, which counsel and opinion shall be acceptable to each such Person, (A) to the effect that the Power Sales Agreement, and each other agreement to which the Power Purchaser is a party in connection with such Power Sales Agreement have been duly authorized, executed and delivered by the Power Purchaser and constitute the legal, valid and binding obligations of the Power Purchaser and (B) covering such other matters incident to such Power Sales Agreement arrangement as each such Person may reasonably request;

                        (iii) the Owner Participant shall have received an opinion from counsel for the Lessor, which counsel and opinion shall be acceptable to the Owner Participant, to the effect that the Power Sales Agreement, the Management Agreement, any Transmission and Interconnection Agreement, if required, and each other agreement to which the Lessor is a party in connection with such Power Sales Agreement have been duly authorized, executed and delivered by the Lessor and constitute legal, valid and binding obligations of the Lessor, in its trust capacity, and covering such other matters incident to the transactions contemplated by such Power Sales Agreement arrangement as the Owner Participant may reasonably request;

                        (iv) the Lessor and the Owner Participant shall each have received an opinion from counsel to the Lessee (which opinion and counsel shall be acceptable to each such Person) to the effect that the Management Agreement, the Transmission and Interconnection Agreement, if required, and each other agreement to which the Lessee is a party in connection with such Power Sales Agreement have been duly authorized, executed and delivered by the Lessee and constitute legal, valid and binding obligations of the Lessee and covering such other matters incident to the transactions contemplated by such Power Sales Agreement arrangement as the Owner Participant may reasonably request, and to the effect that by reason of the Lessor entering into or performing its obligations pursuant to a Power Sales Agreement, neither the Owner Participant, the Lessor nor an Affiliate of either thereof will be in violation of any Applicable Law;

                        (v) the Owner Participant shall have received the following, in each case in form and substance reasonably satisfactory to it:

                                (A) an incumbency certificate of the Power Purchaser regarding the officers of the Power Purchaser authorized to execute and deliver the documents referred to in this Section 15.3 to which it is a party and any other documents or agreements delivered in connection therewith;

                                (B)  the  Lessee  shall  have  obtained  (1)
                           liability and casualty insurance coverage substantially comparable to the insurance required under Section 11 and (2) business interruption insurance in respect of the Clover Unit 1 Generating Facility for the benefit of the Lessor under the Power Sales Agreement, which insurance shall be satisfactory to the Owner Participant, shall be payable in connection with damage to or destruction of Clover Unit 1, shall be in an amount sufficient to cover the incremental Monthly Capacity Payments under
                           Section 5.4(a) and 5.4(b) under the Power Sales Agreement for a period of 18 to 24 months and shall be subject to an exclusion period of not more than 90 days.

                                (C)   certified   copies  of  all  documents
                           evidencing the corporate (or similar) actions of the Power Purchaser including, without limitation, resolutions of the board of directors of the Power Purchaser duly authorizing the execution, delivery and performance by the Power Purchaser of each of the documents referred to in this Section 15.3 to which it is a party and the transactions contemplated thereby;

                                (D)     certified copies of the by-laws and
                           certificate of incorporation (or comparable organizational or governing documents) of the Power Purchaser; and

                                (E)     such   other   agreements,   documents,
                           certifications and opinions as each such Person shall reasonably determine are necessary or appropriation in connection with the consummation of such Power Sales Agreement;

                           (vi) the Power Sales Agreement shall be duly executed
                  and delivered by the Power Purchaser and shall have been permitted to become effective or approved by FERC and any other relevant federal or state regulatory agency or agencies, if and to the extent required by Applicable Law, and such other recordings, filings, financing statements, continuation statements or other instruments shall have been filed or made and all other actions shall have been taken as are necessary or desirable in the opinion of the Owner Participant and the Owner Trustee to maintain all of the Owner Trustee's right, title and interest in and to the Lessor's Unit 1 Interest;

                           (vii)        all other  matters  and  proceedings
                  taken in connection   with  such   transaction   shall  be
                  reasonably satisfactory to the Owner Participant and the Lessor.

        (c) The Lessee agrees to pay or reimburse, or cause to be paid or reimbursed, on an After-Tax Basis, within 10 Business Days of the date of demand, all costs and expenses, including reasonable legal fees and expenses incurred by the Lessor, any Person making the New Loan on the Expiration Date and the Owner Participant in connection with the implementation of the Service Contract Option, whether or not any such transactions are consummated; PROVIDED, however, that, the Lessee shall not be responsible for any such fees and expenses incurred by any such Person if such transactions are not consummated by reason of a breach by any such Person of its obligations hereunder or under the other Operative Documents.

        (d) If the Lessee elects the Service Contract Option and, after a good faith effort, is unsuccessful in arranging for an Acceptable Power Purchaser to enter into a Power Sales Agreement or arranging the refinancing of the Loan Certificates with the proceeds of a New Loan or satisfying any other condition to the exercise of the Service Contract Option, the Lessee shall elect either the Purchase Option or the Return Option, such election to be made by written notice to the Lessor and the Owner Participant at least sixty days prior to the Expiration Date and the Lessee shall simultaneously elect the Foundation Purchase Option or the Foundation Return Option, as the case may be, pursuant to paragraph (d) of Section 15.3 of the Foundation Operating Lease.

4       PROCEDURE FOR EXERCISE OF THE RETURN OPTION. If the Lessee shall elect, or be deemed to have elected, the Return Option, the Lessee shall pay to the Lessor on the Expiration Date (a) the Walk Away Payment, plus (b) all other Supplemental Rent (including, without limitation, all costs and expenses of the Lessor, the Owner Participant, the Agent and the Lenders, and all sales, use, value added and other Taxes required to be indemnified pursuant to Section
8.2 of the Participation Agreement, associated with the exercise of the Return Option pursuant to this Section 15.4) due and payable on or prior to the Expiration Date and (c) any unpaid Basic Rent due before the Expiration Date and, if such Expiration Date shall be a Rent Payment Date, the Basic Rent (to the extent payable in arrears) due and payable on such Rent Payment Date. Concurrently with the payment of all sums specified in this Section 15.4 and
Section 15.4 of the Foundation Operating Agreement (1) Basic Rent for the Equipment Interest shall cease to accrue, (2) the Lessee shall cease to have any liability to the Lessor with respect to the Equipment Interest, except for Supplemental Rent obligations (including, without limitation, Sections 8.1 and
8.2 of the Participation Agreement and the Tax Indemnity Agreement) surviving pursuant to the express terms of any Operative Document or which have otherwise accrued but not been paid as of the Expiration Date, (3) the Lessee will return the Equipment Interest to the Lessor in accordance with Section 5 and (4) this Equipment Operating Lease shall terminate. If the Lessor shall request in writing that the Lessor's Unit 1 Interest be sold, the Lessee will use its best efforts to cause the Lessor's Unit 1 Interest to be sold as of the Expiration Date. If such a sale shall occur, the net sale proceeds of such sale allocable to the Equipment Interest in accordance with the definition of Fair Market Sales Value will be deducted from Termination Value in the calculation of the Walk Away Payment payable on the Expiration Date, in lieu of deducting Fair Market Sales Value reduced by hypothetical disposition costs, PROVIDED that in no event shall the sum of such net sales proceeds, the Walk Away Payment and the Foundation Walk Away Payment be less than the principal amount and accrued interest on the outstanding Loan Certificates. Any election by the Lessor to cause the Lessor's Unit 1 Interest to be sold pursuant to this Section 15.4 shall be made in connection with a simultaneous election pursuant to Section
15.4 of the Foundation Operating Lease. If such election is made but the Lessor's Unit 1 Interest has not been sold by the Expiration Date, the Fair Market Sales Value of the Equipment Interest shall be deemed to equal zero and the Lessee will pay, on the Expiration Date, the Walk Away Payment computed accordingly. Upon subsequent sale by the Lessor of the Lessor's Unit 1 Interest, the Lessee will be promptly reimbursed out of the net sales proceeds actually received in excess of the sum of (a) 20% of the Equipment Interest Cost and (b) interest on 20% of the Equipment Interest Cost at the Debt Rate from the Expiration Date to the date such proceeds are received. If such sale has not been completed within 36 months of the Expiration Date, the Fair Market Sales Value shall be deemed to equal zero; and net sale proceeds, if any, after such reimbursement will be for the account of the Lessor. Any such return, together with payment by the Lessee of such Walk Away Payment and other amounts then due under the Operative Documents, will satisfy the Lessee's obligations under this Equipment Operating Lease with respect thereto. The Lessor will be entitled to retain all Rent and any other payments previously made and Lessee will not have any further right, title or interest in or to the Equipment Interest or any proceeds of dispositions thereof. The provisions of this Section 15.4 shall survive the termination of this Equipment Operating Lease.

5       LEASE  OBLIGATION  TO PAY AMOUNT  EQUAL TO  PRINCIPAL  AND INTEREST ON
LOAN CERTIFICATES UPON VIRGINIA POWER DEFAULT. If (i) Virginia Power shall elect to purchase the Equipment Interest and the Foundation Interest in accordance with Section 6.3 of the Equipment Head Lease and Section 6.3 of the Foundation Head Lease, respectively, (ii) the Lessor and Virginia Power shall execute a contract for the sale of the Equipment Interest and the Foundation Interest to Virginia Power pursuant to Section 6.3 of the Equipment Head Lease and
Section 6.3 of the Foundation Head Lease and (iii) Virginia Power shall default on its obligation to pay the initial installment of the Purchase Option Price on the Expiration Date pursuant to such purchase contract, the Lessee shall, within 30 days of the Expiration Date, pay an amount equal to the installment of the Purchase Option Price due on the Expiration Date, plus interest on such amount at the Overdue Rate from the Expiration Date to such date of payment. The Lessee also agrees to pay any other installments of the Purchase Option Price if not paid by Virginia Power at the time required by the contract or contracts for sale of the Equipment Interest and the Foundation Interest executed by the Lessor and Virginia Power. Upon payment by the Lessee of any amount required by this Section 15.5, the Lessee shall be subrogated to the rights of the Lessor under such contract for sale with Virginia Power, to the extent of the Lessee's payment.


16      EVENTS OF DEFAULT.

        The following events shall constitute "Event of Defaults" hereunder (whether any such event shall be voluntary or involuntary or come about or be effected by operation of law or pursuant to or in compliance with any judgment, decree or order of any court or any order, rule or regulation of any Governmental Entity):

                (a) the Lessee shall fail to make any payment of Basic Rent within five Business Days after the same shall have become due; or

                (b) the Lessee shall fail to make any payment of Supplemental Rent (other than the Purchase Option Price or the Walk Away Payment), after the same shall have become due and such failure shall continue unremedied for a period of 10 Business Days after receipt by the Lessee of written notice of such failure from the Lessor or the Owner Participant; or

                (c) any representation or warranty made by the Lessee in the Operative Documents (other than the Tax Indemnity Agreement) shall be untrue, inaccurate or misleading in any material respect and, if capable of remedy, no action to cure has commenced within 30 days after notice or, if such action has been taken and the Lessee is diligently pursuing such cure, such action has not succeeded within a period of 180 days after such notice; or

                (d) the Lessee shall have failed to perform or observe any other material covenant, obligation or agreement to be performed or observed by it under any Operative Document (other than the Tax Indemnity Agreement or Section 7.6 or 7.7 of the Participation Agreement or the second or third sentences of Section 10.1 hereof) in any material respect and, if capable of remedy, no action to cure has commenced within 30 days after notice or, if such action has been taken and the Lessee is diligently pursuing such cure, such action has not succeeded within a period of 180 days after such notice, PROVIDED, HOWEVER that in the case of the Lessee's obligation set forth in clause (c) of Section 7.1 of this Equipment Operating Lease if, to the extent and for so long as a test, challenge, appeal or proceeding for review of such compliance shall be prosecuted in good faith by the Lessee or the Clover Unit 1 Operator under the Clover Agreements, the failure by the Lessee to comply with such requirement shall not constitute an Event of Default hereunder if, but only if, such test challenge, appeal or proceeding shall not involve any danger of (i) foreclosure, sale, forfeiture or loss of, or imposition of a Lien on, any part of Clover Unit 1 or the Clover Real Estate or the impairment of Clover Unit 1 or the Clover Real Estate in any material respect or any adverse impact on Lessee's ability to pay Rent, or (ii) any criminal liability being incurred or any material adverse effect on the Lessor, the Owner Participant, the Agent or the Lenders (in each case in the reasonable opinion of such Person) and PROVIDED FURTHER in the case of the Lessee's obligation set forth in clause (c) of Section
         7.1 of this Equipment Operating Lease, if the noncompliance is not of a type that can be immediately remedied, the failure to comply shall not be an Event of Default hereunder if the Lessee is taking all reasonable action to remedy such noncompliance if, but only if, such noncompliance shall not involve any danger of any criminal liability being incurred or any material adverse effect on the Lessor, the Owner Participant, the Agent or the Lenders (in each case in the reasonable opinion of such Person); or

                  (e) the Lessee shall fail to observe or perform its obligation to maintain the insurance required by Section 11; or

                  (f) the Expiration Date shall have occurred and none of the following events shall have occurred on or prior to such date:
         (i) Lessee shall have elected the Purchase Option and all of the provisions of Section 15.2 shall have been complied with, (ii) the Lessee shall have elected the Service Contract Option and all of the provisions of Section 15.3 shall have been complied with or (iii) the Lessee shall have elected (or be deemed to have elected) the Return Option and all of the provisions of Section 15.4 shall have been complied with; or

                  (g) an "Event of Default" shall occur and be continuing under the Old Dominion Indenture and the Indenture Trustee shall have declared the principal and interest of Old Dominion's Bonds to be immediately due and payable; or

                  (h) an "Event of Default" under the Clover Operating Agreement shall occur in consequence of which the "Ownership Interest" of Old Dominion shall be decreased pursuant to Section
         13.04 of the Clover Operating Agreement; or

                  (i) the Lessee shall have failed to observe or perform its obligation set forth in Sections 7.6 or 7.7 of the Participation Agreement or the second or third sentence of Section
         10.1 hereof and the Owner Participant shall have given written notice to the Lessee and the Lessor declaring an Event of Default under this paragraph (i); or

                  (j) an "Event of Default" under the Foundation Operating Lease shall have occurred and be continuing; or

                  (k) the Lessee shall (i) commence a voluntary case or other proceeding seeking relief under Title 11 of the Bankruptcy Code or liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect, or apply for or consent to the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, or (ii) consent to, or fail to controvert in a timely manner, any such relief or to the appointment of or taking possession by any such official in any voluntary case or other proceeding commenced against it, or
         (iii) file an answer admitting the material allegations of a petition filed against it in any such proceeding, or (iv) admit in writing its inability to pay its debts generally as they come due, or
         (v) make a general assignment for the benefit of creditors, or (vi) take any corporate action to authorize any of the foregoing; or

                (l) an involuntary case or other proceeding shall be commenced against the Lessee seeking (i) liquidation, reorganization or other relief with respect to it or its debts under Title 11 of the

         Bankruptcy Code or any bankruptcy, insolvency or other similar law now or hereafter in effect, or (ii) seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official, or (iii) the winding-up or liquidation of the Lessee; and such involuntary case of other proceeding shall remain undismissed and unstayed for a period of 60 days.


17      REMEDIES.

1       REMEDIES  FOR EVENT OF DEFAULT.  Subject to Section 3.7, upon the occurrence of any Event of Default and at any time thereafter so long as the same shall be continuing, the Lessor may, at its option, declare this Equipment Operating Lease to be in default by a written notice to the Lessee, PROVIDED that upon the occurrence of an Event of Default described in paragraph
(k) or (l) of Section 16, this Equipment Operating Lease shall automatically be deemed to be in default without the need for giving any notice; and at any time thereafter, so long as the Lessee shall not have remedied all outstanding Events of Default, the Lessor may do one or more of the following as the Lessor in its sole discretion shall elect, to the extent permitted by, and subject to compliance with any mandatory requirements of, Applicable Law then in effect:

                (a) proceed by appropriate court action or actions, either at law or in equity, to enforce performance by the Lessee of the applicable covenants and terms of this Equipment Operating Lease or to recover damages for breach thereof;

                (b) by notice in writing to the Lessee, terminate this Equipment Operating Lease and the Lessee's Unit 1 Interest whereupon all right of the Lessee to the possession and use of the Equipment Interest under this Equipment Operating Lease shall absolutely cease and terminate but the Lessee shall remain liable as hereinafter provided; and thereupon, the Lessor may demand that the Lessee, and the Lessee shall, upon written demand of the Lessor and at the Lessee's expense, forthwith return constructive possession of the Equipment Interest to the Lessor or its order in the manner and condition required by, and otherwise in accordance with all of the provisions of Sections 5.2 and 5.3, except those provisions relating to periods of notice; and the Lessor may thenceforth hold, possess and enjoy the same free from any right of the Lessee, or its successor or assigns, to use the Equipment Interest for any purpose whatever;
                (c) sell the Lessor's Unit 1 Interest or Clover Unit 1 at public or private sale, as the Lessor may determine, free and clear of any rights of the Lessee and without any duty to account to the Lessee with respect to such sale or for the proceeds thereof (except to the extent required by paragraph (e) below if the Lessor elects to exercise its rights under said paragraph and by Applicable Law), in which event the Lessee's obligation to pay Basic Rent hereunder due for any periods subsequent to the date of such sale shall terminate
         (except  to the extent   that  Basic  Rent  and  other  Rent  are  to
         be included in computations under paragraph (e) or (f) below if the Lessor elects to exercise its rights under either of said paragraphs);

                (d) hold, keep idle or lease to others the Lessor's Unit 1 Interest or Clover Unit 1 as the Lessor in its sole discretion may determine, free and clear of any rights of the Lessee and without any duty to account to the Lessee with respect to such action or inaction or for any proceeds with respect thereto, except that the Lessee's obligation to pay Basic Rent with respect to the Equipment Interest due for any periods subsequent to the date upon which the Lessee shall have been deprived of possession and use of the Equipment Interest pursuant to this Section 17 shall be reduced by the net proceeds, if any, received by the Lessor from leasing the Lessor's Unit 1 Interest (and allocable to the Equipment Interest in accordance with the definition of Fair Market Sales Value) to any Person other than the Lessee;

                (e) whether or not the Lessor shall have exercised, or shall thereafter at any time exercise, any of its rights under paragraph (b) above with respect to the Lessor's Unit 1 Interest or Clover Unit 1, the Lessor, by written notice to the Lessee specifying a Termination Date that shall be not earlier than 30 days after the date of such notice, may demand that the Lessee pay to the Lessor, and the Lessee shall pay to the Lessor, on the Termination Date specified in such notice, any unpaid Basic Rent due before such Termination Date and, if such Termination Date shall be a Rent Payment Date, any Basic Rent (to the extent payable in arrears) due and payable on such Rent Payment Date plus as liquidated damages for loss of a bargain and not as a penalty (in lieu of the Basic Rent due after the Termination Date specified in such notice), (i) an amount equal to the excess, if any, of the Termination Value computed as of the Termination Date specified in such notice over the Fair Market Sales Value of the Lessor's Unit 1 Interest allocable to the Equipment Interest in accordance with the definition of Fair Market Sales Value as of the Termination Date specified in such notice; or (ii) an amount equal to the Termination Value computed as of the Termination Date specified in such notice (and, upon payment of such Termination Value by the Lessee pursuant to this clause (ii) and all other Rent then due and payable by the Lessee, the Lessor will forthwith transfer the Lessor's Unit 1 Interest to the Lessee on an "as is", "where is" basis, without representation or warranties other than a warranty as to the absence of Lessor's Liens and Owner Participant's Liens, all of its interest in the Lessor's Unit 1 Interest and, assuming the Lessor and the Owner Participant are in compliance with all of their obligations under the Operative Documents, the Lessee shall cause the Agent to discharge the Liens of the Loan Agreement and the Leasehold Mortgage and to execute and deliver appropriate releases and all other documents or instructions necessary or desirable to effect the foregoing, all at the cost and expense of the Lessee); and

                (f) if the Lessor shall have sold the Lessor's Unit 1 Interest or Clover Unit 1 pursuant to paragraph (c) above, the Lessor, in lieu of exercising its rights under paragraph (e) above with respect to the Lessor's Unit 1 Interest or Clover Unit 1 may, if it shall so elect, demand that the Lessee pay to the Lessor, and the Lessee shall pay to the Lessor, as liquidated damages for loss of a bargain and not as a penalty (in lieu of the Basic Rent due for any periods subsequent to the date of such sale), any unpaid Basic Rent due before the date of such sale and, if that date is a Rent Payment Date, the Basic Rent due on that date (to the extent payable in arrears), or, if that date is not a Rent Payment Date, the daily equivalent of Basic Rent for the period from the preceding Rent Payment Date to the date of such sale (to the extent payable in arrears), plus the amount, if any, by which the Termination Value computed as of the Rent Payment Date next preceding the date of such sale or, if such sale occurs on a Rent Payment Date, then computed as of such Rent Payment Date, exceeds the net proceeds of such sale, such sales proceeds apportioned between the Equipment Interest and the Foundation Interest in accordance with the definition of Fair Market Sales Value.

         In addition, the Lessee shall be liable, except as otherwise provided above, for any and all unpaid Rent due hereunder before or during the exercise of any of the foregoing remedies, and, on an After-Tax Basis, for legal fees and other costs and expenses incurred by reason of the occurrence of any Event of Default or the exercise of the Lessor's remedies with respect thereto, including the repayment in full of any costs and expenses necessary to be expended in connection with the return of the Equipment Interest in accordance with Sections
5.2 and 5.3 hereof, including, without limitation, any costs and expenses incurred by the Lessor, the Owner Participant, the Agent or any Lender in connection with retaking constructive possession of, or in repairing, the Equipment Interest in order to cause it to be in compliance with all maintenance standards imposed by this Equipment Operating Lease.

2       CUMULATIVE  REMEDIES.  The  remedies  in this  Equipment Operating Lease provided in favor of the Lessor shall not be deemed exclusive, but shall be cumulative and shall be in addition to all other remedies in its favor existing at law or in equity. To the extent permitted by Applicable Law, the Lessee hereby waives any rights now or hereafter conferred by statute or otherwise which may require the Lessor to sell, lease or otherwise use the Equipment Interest or any Component thereof in mitigation of Lessor's damages as set forth in this Section 17 or which may otherwise limit or modify any of Lessor's rights and remedies in this Section 17.

3       NO DELAY OR OMISSION TO BE  CONSTRUED AS WAIVER.  No delay or omission to exercise any right, power or remedy accruing to the Lessor upon any breach or default by the Lessee under this Equipment Operating Lease shall impair any such right, power or remedy of the Lessor, nor shall any such delay or omission be construed as a waiver of any breach or default, or of any similar breach or default hereafter occurring; nor shall any waiver of a single breach or default be deemed a waiver of any subsequent breach or default.

18      LESSEE TERMINATION OPTION FOR APPEAL OF FERC ORDER.

1       LESSEE OPTION TO TERMINATION.  If, on or prior to the date 35 days following the Closing Date, (a) an appeal shall be filed (including by post-order intervention) of the FERC Order including the amendment thereto issued on February 26, 1996 and (b) the Lessee shall give notice to the Lessor, the Owner Participant and the Agent of such appeal, the Lessee shall have the option to terminate the Equipment Head Lease and this Equipment Operating Lease upon not less than five days' prior written notice to the Lessor, the Owner Participant and the Agent given not later than 100 days following the Closing Date on the Termination Date following such notice, upon payment to the Lessor of an amount equal to the Equipment Interest Cost plus interest at the Debt Rate on such amount from, and including, the Closing Date to, but excluding, such Termination Date. The Lessee shall be permitted to exercise the option provided in this Section 18 only if it shall simultaneously exercise the termination option provided by Section 18 of the Foundation Operating Lease.

2       PROCEDURE  FOR  EXERCISE OF  TERMINATION  OPTION.  If the Lessee shall have exercised its option under Section 18.1, on the Termination Date specified in the Lessee's notice of such exercise, the Lessee shall pay to the Lessor (a) the amount specified in Section 18.1, plus (b) all amounts of Supplemental Rent (including, without limitation, all costs and expenses of the Lessor, the Owner Participant, and the Agent and the Lenders and all sales, use, valued added and other Taxes covered by Section 8.2 of the Participation Agreement associated with the exercise of the termination option pursuant to this Section 18) due and payable on or prior to such Termination Date, and
(c) any unpaid Basic Rent due before such Termination Date. Concurrently with the payment of all sums specified in this Section 18.2 and Section 18.2 of the Foundation Operating Lease, (1) the Lessee shall cease to have any
liability to the Lessor with  respect to the  Equipment Interest,   except  for
Supplemental  Rent  obligations   (including,   without limitation,  Sections
8.1 and 8.2 of the Participation Agreement and the Tax Indemnity Agreement) surviving pursuant to the express terms of any Operative Document or which have otherwise accrued but not been paid as of such Termination Date,
(2) the Lessor will prepay the Loan Certificates pursuant to Section 2.10 of the Loan Agreement, (3) the Lessor will execute and deliver to the Lessee, at Lessee's cost and expense, a release or termination of this Equipment Operating Lease, the Equipment Head Lease, the Foundation Operating Lease, the Foundation Head Lease, the Ground Lease and Sublease (if delivered) and the Clover Agreements Assignment, and the Lessor will transfer the Lessor's Unit 1 Interest to the Lessee on an "as-is", "where-is" basis, without representations or warranties other than a warranty as to the absence of Lessor's Liens and Owner Participant's Liens and (5) this Equipment Operating Lease shall terminate and, assuming the Lessor and the Owner Participant have complied with all of their obligations under the Operative Documents, the Lessee shall cause the Agent to discharge the Liens of the Loan Agreement and the Leasehold Mortgage and to execute and deliver appropriate releases and all other documents or instruments necessary or desirable to effect the foregoing, all at the cost and expense of the Lessee.

19      LESSEE RIGHT TO SUBLEASE.

        The Lessee will not, without the prior written consent of the Lessor and the Agent, relinquish use, possession or control of Equipment Interest, or any part thereof, PROVIDED that, unless a Payment Default, a Credit Default or an Event of Default shall have occurred and be continuing, no consent of the Lessor or the Agent shall be required for any sublease of the Equipment Interest if:

                  (a) the sublessee is a solvent corporation not subject to any bankruptcy proceeding;

                  (b) such sublease does not extend beyond the Expiration Date and is expressly subject and subordinate to the Equipment Head Lease and this Equipment Operating Lease;

                  (c) the Lessee remains fully and primarily liable for all of its obligations under this Equipment Operating Lease and the other Operative Documents as if such sublease had not occurred;

                  (d) all terms and conditions of the Equipment Head Lease and this Equipment Operating Lease and the other Operative Documents remain in effect;

                  (e) such sublease prohibits further subletting without the prior written consent of the Lessor and the Agent;

                  (f) the entering into such sublease is permitted by the Clover Agreements;

                  (g) such sublease shall not result in any unindemnified adverse tax consequences to the Lessor or the Owner Participant; and

                  (h) such sublessee shall be a sublessee of the Foundation Interest in accordance with Section 19 of the Foundation Operating Lease.

         As a condition precedent to such sublease, the Lessee shall provide the Lessor and the Agent with all documentation in respect of such sublease and opinion of counsel to the Lessee to the effect that such sublease complies with the provisions of this Section 19 (such documentation, counsel and opinion to be satisfactory to the Lessor and the Owner Participant).


20.     FURTHER ASSURANCES.

        The Lessee, at its own cost and expense, will duly execute and deliver to the Lessor such further documents and assurances and take such further action as the Lessor may from time to time reasonably request in order to establish and protect the rights and remedies created in favor of the Lessor hereunder. The Lessee, at its own cost and expense, will cause such continuation statements in respect of financing statements under the Uniform Commercial Code contemplated by Section 7.9 of the Participation Agreement or Section 10.3 hereof to be made from time to time as requested by the Lessor as shall be necessary to maintain the perfection of the security interest contemplated thereby.


21.     LESSOR'S RIGHT TO PERFORM.

        If the Lessee fails to make any payment required to be made by it hereunder (other than Supplemental Rent in respect of the Purchase Option Price or the Walk Away Payment) or fails to perform or comply with any of its other agreements contained herein after notice to the Lessee and failure of the Lessee to so perform or comply within 30 days thereafter, the Lessor may itself make such payment or perform or comply with such agreement in a reasonable manner, but shall not be obligated hereunder to do so, and the amount of such payment and of the reasonable expenses of the Lessor incurred in connection with such payment or the performance of or compliance with such agreement, as the case may be, together with interest thereon at the Overdue Rate, to the extent permitted by Applicable Law, shall be deemed to be Supplemental Rent, payable by the Lessee to the Lessor on demand.

22.     NOTICES.

         Unless otherwise expressly specified or permitted by the terms hereof, all communications and notices provided for herein to a party hereto shall be in writing or by a telecommunications device capable of creating a written record, and any such notice shall become effective (a) upon personal delivery thereof, including, without limitation, by overnight mail or courier service, (b) in the case of notice by United States mail, certified or registered, postage prepaid, return receipt requested, upon receipt thereof, or (c) in the case of notice by such a telecommunications device, upon transmission thereof, PROVIDED such transmission is promptly confirmed by either of the methods set forth in clauses
(a) and (b) above, in each case addressed to such party at its address set forth below or at such other address as such party may from time to time designate by written notice to the other party hereto:

If to the Lessor        State Street Bank and Trust Company
                        Two International Place
                        Fourth Floor
                        Boston, Massachusetts  02110
                        Attention:  Manager-Corporate Trust
                        Fax No.:  (617) 664-5371
                        Confirmation No.: (617) 664-5610


With a copy to the Owner

   Participant:         First Union National Bank of Florida
                        301 South College Street, 20th Floor
                        Charlotte, North Carolina  28288-0658
                        Attention:  Leasing Group
                        Fax No.:  (704) 374-4724
                        Confirmation No.: (704) 374-3241

If to the Lessee:       Old Dominion Electric Cooperative
                        P. O. Box
                        2310 Glen Allen, Virginia 23058-2310
                        Attention: Vice President of Accounting and Finance Fax
                        No.:  (804) 747-3742
                        Confirmation No.:  (804)747-0592

A copy of all communications and notices provided for herein shall be sent by the party giving such communication or notice to Virginia Power at:

                        Virginia Electric and Power Company
                        P.O. Box 26666
                        Richmond, Virginia  23261
                        Attention:  President

23.     LIMITATION OF THE LESSOR'S LIABILITY.

                (a) Anything in this Equipment Operating Lease or the Loan Certificates to the contrary notwithstanding, except as otherwise provided in Section 4.1 and except with respect to Lessor's Liens, it is understood and agreed that (irrespective of any breach of any representation, covenant, agreement or undertaking of any nature whatsoever made in this Equipment Operating Lease or the Loan Certificates by the Lessor), no recourse shall be had under any rule of law, statute or constitution or by the enforcement of any assessments or penalties or otherwise for the payment of any amounts due on the Loan Certificates or due under the Operative Documents or for any claim based thereon or otherwise in respect thereof against (i) except as a result of its gross negligence, fraud or willful misconduct, the Lessor or any past, present or future Affiliate, partner, officer, director, owner, shareholder, agent or employee of or in any thereof or director or shareholder of any partner thereof or their legal representatives, successors or assigns, (ii) except as a result of its gross negligence, fraud or willful misconduct, any successor Lessor or (iii) any Person for whom the Lessor was acting as an agent for the account and benefit of such Person in entering into the transactions evidenced by this Equipment Operating Lease and the Loan Certificates, and that such Person was or was alleged to be the principal of the Lessor. Furthermore it is expressly understood that, except as expressly set forth in this Section 23, all such liability (a) of the Lessor or any past, present or future Affiliate, partner, officer, director, owner, shareholder, agent or employee of or in any thereof or director or shareholder of any partner thereof or any of their respective legal representatives, successors or assigns, (b) any successor Lessor or (c) such other Person, is and is being expressly waived and released as a consideration for the execution of this Equipment Operating Lease by the Lessor and all Persons having any claim against the Lessor by reason of the transactions contemplated by this Equipment Operating Lease and the other Operative Documents agree to look solely to the Trust Estate and to the sums due or to become due under the Trust Estate (other than Excluded Payments) for the payment of any such sums.

        (b) In addition to and not in limitation of the foregoing, it is understood and agreed that (i) this Equipment Operating Lease is executed and delivered by the Lessor, not in its individual capacity but solely as trustee under the Trust Agreement in the exercise of the power and authority conferred and vested in it as such trustee, (ii) except as to Lessor's Liens applicable to the Trust Company and Section 4.1 each of the representations, undertakings and agreements made herein by the Lessor are not personal representations, undertakings and agreements of the Trust Company, but are binding only on the Lessor, as trustee, and (iii) actions to be taken by the Lessor pursuant to its obligations hereunder and under the Loan Certificates may be taken by the Lessor only upon specific authority of the Owner Participant as provided in the Trust Agreement.

24.     INVESTMENT OF SECURITY FUNDS.

        Any moneys received by the Lessor pursuant to Section 10.4 shall, until paid to the Lessee as provided in Section 10.4, be invested in Permitted Investments by the Lessor (at the sole risk of the Lessee) from time to time as directed in writing by the Lessee if such investments are reasonably available for purchase. Any gain (including interest received) realized as the result of any such Permitted Investment (net of any fees, commissions, taxes and other expenses, if any, incurred in connection with such Permitted Investment) shall be applied or remitted to the Lessee in the same manner as the principal invested.


25.     SECURITY FOR LESSOR'S OBLIGATION TO THE LENDERS.

        In order to secure all amounts payable by and all obligations to be performed by the Lessor under the Loan Agreement, the Lessor has assigned in the Loan Agreement to the Agent for its benefit and the ratable benefit of the Lenders its rights under this Equipment Operating Lease and granted security interests in favor of the Agent in all of the Lessor's right, title and interest in and to the Equipment Interest and its interest in this Equipment Operating Lease (other than Excepted Payments and Excepted Rights). The Lessee hereby consents to such assignment and to the creation of such security interests and acknowledges receipt of copies of the Loan Agreement, it being understood that such consent shall not affect any requirement or the absence of any requirement for any consent under any other circumstances. To the extent, if any, that this Equipment Operating Lease constitutes chattel paper (as such term is defined in the Uniform Commercial Code as in effect in any applicable jurisdiction), no security interest in this Equipment Operating Lease may be created through the transfer or possession of any counterpart hereof other than the original counterpart, which shall be identified as the counterpart containing the receipt therefor executed by the Agent on the signature page thereof. The Lessee hereby acknowledges receipt of due notice that the Lessor's interest in this Equipment Operating Lease has been assigned to the Agent as security pursuant to the Loan Agreement to the extent provided in the Loan Agreement. Unless and until the Lessee shall have received written notice from the Agent that the Liens of the Loan Agreement and the Leasehold Mortgage have been terminated pursuant to the terms of each thereof, the Agent shall have the right to exercise the rights of the Lessor under this Equipment Operating Lease to the extent set forth in and subject in each case to the exceptions set forth in the Loan Agreement.

26.     MISCELLANEOUS.

1       GOVERNING LAW. THIS EQUIPMENT  OPERATING LEASE SHALL BE IN ALL RESPECTS
GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE.

2       SEVERABILITY.  Whenever  possible,  each provision of this Equipment
Operating Lease shall be interpreted in such manner as to be effective and valid under Applicable Law, but if any provision of this Equipment Operating Lease shall be prohibited by or invalid under Applicable Law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Equipment Operating Lease.

3       HEADINGS  AND TABLE OF  CONTENTS.  The  headings  of the sections  of this Equipment Operating Lease and the Table of Contents are inserted for purposes of convenience only and shall not be construed to affect the meaning or construction of any of the provisions hereof.

4       SUCCESSORS AND ASSIGNS. (a) This Equipment Operating Lease shall  be binding upon and shall inure to the benefit of, and shall be enforceable by, the parties hereto and their respective successors and assigns as permitted by and in accordance with the terms hereof. Each time a successor Owner Trustee is appointed in accordance with the terms of the Trust Agreement and Section 5.5 of the Participation Agreement, such successor Owner Trustee shall, without further act, succeed to all rights, duties, immunities, and obligations of the predecessor Owner Trustee hereunder and the predecessor Owner Trustee shall be released from all further duties and obligations hereunder, all without the necessity of any consent or approval by the Lessor and without in any way altering the terms and conditions of this Equipment Operating Lease or the rights and obligations of the Lessee hereunder. The Lessor shall, at its expense, upon receipt of written notice of the appointment of a successor Owner Trustee under the Trust Agreement, promptly make such modifications and changes to reflect such appointment as shall be reasonably requested by such successor Owner Trustee in any instruments relating to this Equipment Operating Lease, all in form and substance reasonably satisfactory to such successor Owner Trustee.

        (b) Except as expressly provided herein or in the other Operative Documents, neither party hereto may assign its interests herein without the consent of the parties hereto.

5       TRUE  LEASE.  It is the  intent of the  parties  to this Equipment
Operating Lease that it be, and this Equipment Operating Lease shall be, a true lease, and that, notwithstanding the fact that legal title to the Retained Assets is vested in the Co-Owners, as tenants in common, and legal title to the Pollution Control Assets is vested in the Pollution Control Asset Lessor and Virginia Power, as tenants in common, the interest of the Lessor under the Equipment Head Lease shall cause the Lessor to be the owner of the Equipment Interest for all United States income tax purposes, this Equipment Operating Lease conveying to the Lessee no right, title or interest in the Equipment Interest except as lessee of the Equipment Interest.

6       IDENTIFICATION.  The  Lessee  will,  at its own cost and expense,  cause
Clover Unit 1 to be legibly, conspicuously and permanently marked, throughout the Term in a reasonably prominent location, with a plate or other marking, which plate or other marking shall set forth the following legend:

                  "SO  MUCH  OF  THIS  PROPERTY  AS  CONSTITUTES  THE  EQUIPMENT
                  INTEREST, AS DESCRIBED IN THE EQUIPMENT OPERATING LEASE AGREEMENT, DATED AS OF FEBRUARY 29, 1996, BETWEEN STATE STREET BANK AND TRUST COMPANY, AS OWNER TRUSTEE, AND OLD DOMINION ELECTRIC COOPERATIVE, AS LESSEE, IS HELD IN TRUST BY THE AFOREMENTIONED TRUSTEE."

In addition, so long as the Lien of the Loan Agreement has not been terminated pursuant to Section 8.1 thereof the following inscription shall be included with the first sentence of the foregoing: "AND IS SUBJECT TO A LIEN IN FAVOR OF UTRECHT-AMERICA FINANCE CO., AS AGENT."

7       AMENDMENTS AND WAIVERS.  No term,  covenant,  agreement or condition  of this Equipment Operating Lease may be terminated, amended or compliance therewith waived (either generally or in a particular instance, retroactively or prospectively) except by an instrument or instruments in writing executed by each party hereto.

8       AGREEMENT  REGARDING   EQUIPMENT.   The  parties  hereto understand and
acknowledge that the Unit 1 Equipment and the Common Facilities Equipment have been constructively severed from the Real Property by the Severance Agreements and intend that all such equipment be treated as personal property. However, should it be determined by a court of competent jurisdiction that (notwithstanding the foregoing) any of the equipment constituting Unit 1 Equipment or Common Facilities Equipment are an interest in real property for purposes of Virginia Code Section 55-96, the parties hereto agree that such equipment shall not be part of the Unit 1 Equipment or the Common Facilities Equipment and shall not be subject to this Equipment Operating Lease, but shall constitute a part of the Unit 1 Foundation or the Common Facilities Foundation and shall be subject to and leased under the Foundation Operating Lease.

9       SURVIVAL. All warranties, representations, indemnities and covenants made by either party hereto, herein or in any certificate or other instrument delivered by either such party or on the behalf of such party under this Equipment Operating Lease, shall be considered to have been relied upon by the other party hereto and shall survive the consummation of the transactions contemplated hereby on the Closing Date regardless of any investigation made by either party or on behalf of such party.

10      COUNTERPARTS.  This  Equipment  Operating  Lease may be executed by the parties hereto in separate counterparts, each of which, subject to Section 25, when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

11      EFFECTIVENESS.  This Equipment  Operating Lease has been dated as of the date first above written for convenience only. This Equipment Operating Lease shall be effective on the date of execution and delivery by each of the Lessee and the Lessor.

         IN WITNESS WHEREOF, the Lessor and the Lessee have caused this Equipment Operating Lease to be duly executed and delivered by their respective officers thereunto duly authorized.


                                STATE  STREET BANK AND TRUST
                                COMPANY,    not    in    its
                                individual  capacity  except
                                as  expressly  provided  but
                                solely   as  Owner   Trustee
                                under the Trust Agreement,
                                  as Lessor

                                By:/s/ E. DECKER ADAMS
                                   ---------------------------
                                    E. Decker Adams
                                    Vice President
                                    Date: March 1, 1996

                                  OLD DOMINION ELECTRIC COOPERATIVE,
                                   as Lessee


                                  By:/s/ DANIEL M. WALKER
                                     ------------------------
                                      Daniel M. Walker
                                      Vice President of Accounting and Finance
                                      Date: March 1, 1996

               CERTAIN OF THE RIGHT, TITLE AND INTEREST IN AND TO THIS EQUIPMENT OPERATING LEASE HAVE BEEN ASSIGNED TO AND ARE SUBJECT TO A FIRST PRIORITY SECURITY INTEREST IN FAVOR OF THE UNDERSIGNED, AS AGENT, UNDER THE LOAN AND SECURITY AGREEMENT, DATED AS OF FEBRUARY 29, 1996. THIS AGREEMENT HAS BEEN EXECUTED IN SEVERAL COUNTERPARTS. ONLY THE ORIGINAL COUNTERPART CONTAINS THE RECEIPT THEREFOR EXECUTED BY THE UNDERSIGNED, ON THE SIGNATURE PAGES HEREOF. SEE
SECTION 25 HEREOF FOR INFORMATION CONCERNING THE RIGHTS OF THE HOLDERS OF THE VARIOUS COUNTERPARTS HEREOF.

                        Receipt of this original counterpart of this Equipment Operating Lease is hereby acknowledged on this 1st day of March, 1996.


                                        UTRECHT-AMERICA FINANCE CO.



                                                               By:

                                        ___________________________
                                                             Title:
                                        ___________________________

                                                                        APPENDIX
                                                                              TO
                                                                       EQUIPMENT
                                                                 OPERATING LEASE


                                  DEFINITIONS

This Appendix A has been filed separately. See Appendix A to Exhibit 10.35 to Old Dominion's Form 10-K for the year ended December 31, 1996.

                                                                     EXHIBIT A-1
                                                                              TO
                                                                       EQUIPMENT
                                                                 OPERATING LEASE



                        DESCRIPTION OF UNIT 1 EQUIPMENT


                All those certain assets at or on the Unit 1 Site of Clover Unit 1 (excluding the Transmission Assets described on Schedule 1-A attached hereto, and the Unit 1 Foundation) and all replacements or substitutions thereto, including all those certain parts and items of equipment identified in the succeeding pages to this Exhibit A-1 (which is not intended to limit the generality of the foregoing definition to the assets identified therein) attached hereto, together with all auxiliary and support items, including all valves, backflow preventers, breakdown orifices, exhaust heads, expansion joints, flexible hoses, gage glasses, relief valves, sight flow indicators, strainers, traps, local switch stations, transducers, circuit breakers, transfer switches, disconnect switches, junction boxes, motors, transformers (other), panel boards (other), local control devices, miscellaneous panels and instruments, solenoid valves, control drives, signal converters and monitors, conductivity instrumentation, pH instrumentations, recorders, subpanels and switches/lights, and recorders/pen description.



                                     A-1-1

                                                                     EXIBIT A-2
                                                                         TO
                                                                     EQUIPMENT
                                                                 OPERATING LEASE


                   DESCRIPTION OF COMMON FACILITIES EQUIPMENT


                  All those certain assets used in connection with the operation or maintenance of the Clover Unit 1 Generating Facility, the Unit 2 Foundation and the Unit 2 Equipment (excluding the Transmission Assets identified on
Schedule 1-A to this Lease, the Unit 1 Equipment, the Unit 2 Equipment, the Unit 1 Foundation, the Unit 2 Foundation and the Common Facilities Foundation) and all replacements or substitutions thereto, including all those certain parts and items of equipment identified in the succeeding pages to this Exhibit A-2 (which is not intended to limit the generality of the foregoing definition to the assets identified therein) attached hereto, together with all auxiliary and support items, including all valves, backflow preventers, breakdown orifices, exhaust heads, expansion joints, flexible hoses, gage glasses, relief valves, sight flow indicators, strainers, traps, local switch stations, transducers, circuit breakers, transfer switches, disconnect switches, junction boxes, motors, transformers (other), panel boards (other), local control devices, miscellaneous panels and instruments, solenoid valves, control drives, signal converters and monitors, conductivity instrumentation, pH instrumentations, recorders, subpanels and switches/lights, and recorders/pen description.


                                     A-2-1

                                                                    EXHIBIT A-3
                                                                             TO
                                                                      EQUIPMENT
                                                                OPERATING LEASE


                         DESCRIPTION OF RETAINED ASSETS


                  All those certain assets on the Unit 1 Site and the Common Facilities Site (excluding the Unit 1 Foundation, the Common Facilities Foundation, the Transmission Assets identified on Schedule 1-A to this Lease and Pollution Control Assets) and all replacements or substitutions thereto, including all those certain parts and items of equipment identified in the succeeding pages to this Exhibit A-3 (which is not intended to limit the generality of the foregoing definition to the assets identified therein) attached hereto, together with all auxiliary and support items, including all valves, backflow preventers, breakdown orifices, exhaust heads, expansion joints, flexible hoses, gage glasses, relief valves, sight flow indicators, strainers, traps, local switch stations, transducers, circuit breakers, transfer switches, disconnect switches, junction boxes, motors, transformers (other), panel boards (other), local control devices, miscellaneous panels and instruments, solenoid valves, control drives, signal converters and monitors, conductivity instrumentation, pH instrumentations, recorders, subpanels and switches/lights, and recorders/pen description.



                                     A-3-1

                                                                     EXHIBIT A-4

                                                                              TO
                                                                       EQUIPMENT
                                                                 OPERATING LEASE



                    DESCRIPTION OF POLLUTION CONTROL ASSETS


                  All those certain assets comprising 100% of the Unit 2 Equipment and the Common Facilities Equipment that were leased to the Pollution Control Assets Lessor under the Pollution Control Assets Lease and all replacements or substitutions thereto, including all those certain parts and items of equipment identified in the succeeding pages to this Exhibit A-4 (which is not intended to limit the generality of the foregoing definition to the assets identified therein) attached hereto, together with all auxiliary and support items, including all valves, backflow preventers, breakdown orifices, exhaust heads, expansion joints, flexible hoses, gage glasses, relief valves, sight flow indicators, strainers, traps, local switch stations, transducers, circuit breakers, transfer switches, disconnect switches, junction boxes, motors, transformers (other), panel boards (other), local control devices, miscellaneous panels and instruments, solenoid valves, control drives, signal converters and monitors, conductivity instrumentation, pH instrumentations, recorders, subpanels and switches/lights, and recorders/pen description.


                                     A-4-1

                                                                       EXHIBIT B
                                                                              TO
                                                                       EQUIPMENT
                                                                 OPERATING LEASE



                         FORM OF POWER SALES AGREEMENT

                                                                       EXHIBIT C
                                                                              TO
                                                                       EQUIPMENT
                                                                 OPERATING LEASE



                          FORM OF MANAGEMENT AGREEMENT

                                                                      SCHEDULE 1
                                                                              TO
                                                       Equipment Operating Lease
                                                       -------------------------


                             BASIC RENT PERCENTAGES
                             ----------------------

                                  Advance Rent            Arrears Rent
                                (% of Equipment         (% of Equipment
        Rent Payment Date        Interest Cost)          Interest Cost)
        -----------------       ---------------         ---------------
            5-Jan-98              5.57748848%              0.29355203%
            5-Jan-99              4.65710270%              0.49716584%
            5-Jan-00              4.72494838%              1.41755162%
            5-Jan-01              4.85354406%              1.34970594%
            5-Jan-02              5.13288975%              1.22111025%
            5-Jan-03              5.25923543%              0.94176457%
            5-Jan-04              6.04910611%              0.81541889%
            5-Jan-05              6.74695179%              0.02554821%
            5-Jan-06              6.80625000%              0.00000000%
            5-Jan-07              7.37060596%              0.00000000%
            5-Jan-08              7.42457671%              0.00000000%
            5-Jan-09              7.42457671%              0.00000000%
            5-Jan-10              7.42457671%              0.00000000%
            5-Jan-11              7.42457671%              0.00000000%
            5-Jan-12              7.42457671%              0.00000000%
            5-Jan-13              7.42457671%              0.00000000%
            5-Jan-14              7.42457671%              0.00000000%
            5-Jan-15              7.42457671%              0.00000000%
            5-Jan-16              7.42457671%              0.00000000%
            5-Jan-17              7.42457671%              0.00000000%
            5-Jan-18              0.00000000%              0.00000000%

                                                                     SCHEDULE 2
                                                                             to
                                                      Equipment Operating Lease
                                                      -------------------------
                         TERMINATION VALUE PERCENTAGES
                         -----------------------------
                                                                  Percentage of
                                                                    Equipment
      Termination Date                                            Interest Cost
      ----------------                                            -------------
          05-Mar-96                                               102.06050610%
          05-Apr-96                                               102.77654877%
          05-May-96                                               103.48681128%
          05-Jun-96                                               104.19830954%
          05-Jul-96                                               104.90399703%
          05-Aug-96                                               105.61088887%
          05-Sep-96                                               106.31899335%
          05-Oct-96                                               107.02126392%
          05-Nov-96                                               107.72471571%
          05-Dec-96                                               108.42935680%
          05-Jan-97                                               109.12814028%
          05-Feb-97                                               109.82808126%
          05-Mar-97                                               110.53836454%
          05-Apr-97                                               111.27997328%
          05-May-97                                               112.01277577%
          05-Jun-97                                               112.74669945%
          05-Jul-97                                               113.47176447%
          05-Aug-97                                               114.19789807%
          05-Sep-97                                               114.92510763%
          05-Oct-97                                               115.64341271%
          05-Nov-97                                               116.36274039%
          05-Dec-97                                               117.08309776%
          05-Jan-98                                               117.50095177%
          05-Feb-98                                               112.63465332%
          05-Mar-98                                               113.34681214%
          05-Apr-98                                               114.05994610%
          05-May-98                                               114.76972052%
          05-Jun-98                                               115.48045392%
          05-Jul-98                                               116.18781137%
          05-Aug-98                                               116.89611136%
          05-Sep-98                                               117.60536050%
          05-Oct-98                                               118.31122343%
          05-Nov-98                                               119.01801886%
          05-Dec-98                                               119.72575312%
          05-Jan-99                                               119.93292503%
          05-Feb-99                                               115.99153716%
          05-Mar-99                                               116.70818021%
          05-Apr-99                                               117.42575785%
          05-May-99                                               118.13980357%
          05-Jun-99                                               118.85476610%
          05-Jul-99                                               119.56617887%
          05-Aug-99                                               120.27849061%
          05-Sep-99                                               120.99170759%
          05-Oct-99                                               121.70136277%
          05-Nov-99                                               122.41190505%
          05-Dec-99                                               123.12334050%
          05-Jan-00                                               122.41365037%

                                                                      SCHEDULE 2
                                                                              to
                                                       Equipment Operating Lease
                                                       -------------------------

                         TERMINATION VALUE PERCENTAGES
                         -----------------------------

                                                                 Percentage of
                                                                   Equipment
                                                                 --------------
          05-Feb-00                                               118.40250091%
          05-Mar-00                                               119.11718076%
          05-Apr-00                                               119.83274724%
          05-May-00                                               120.54468362%
          05-Jun-00                                               121.25748800%
          05-Jul-00                                               121.96664336%
          05-Aug-00                                               122.67664794%
          05-Sep-00                                               123.38750757%
          05-Oct-00                                               124.09470481%
          05-Nov-00                                               124.80273797%
          05-Dec-00                                               125.51161272%
          05-Jan-01                                               124.86710567%
          05-Feb-01                                               120.72464528%
          05-Mar-01                                               121.43655697%
          05-Apr-01                                               122.14930196%
          05-May-01                                               122.85830358%
          05-Jun-01                                               123.56811887%
          05-Jul-01                                               124.27417073%
          05-Aug-01                                               124.98101636%
          05-Sep-01                                               125.68866075%
          05-Oct-01                                               126.39252703%
          05-Nov-01                                               127.09717207%
          05-Dec-01                                               127.80260117%
          05-Jan-02                                               127.28312668%
          05-Feb-02                                               122.85713626%
          05-Mar-02                                               123.56480438%
          05-Apr-02                                               124.27324644%
          05-May-02                                               124.97783317%
          05-Jun-02                                               125.68317291%
          05-Jul-02                                               126.38463617%
          05-Aug-02                                               127.08683117%
          05-Sep-02                                               127.78976289%
          05-Oct-02                                               128.48880174%
          05-Nov-02                                               129.18855582%
          05-Dec-02                                               129.88903002%
          05-Jan-03                                               129.64383002%
          05-Feb-03                                               125.08765130%
          05-Mar-03                                               125.79141116%
          05-Apr-03                                               126.49587895%
          05-May-03                                               127.19635447%
          05-Jun-03                                               127.89751557%
          05-Jul-03                                               128.59466188%
          05-Aug-03                                               129.29247109%
          05-Sep-03                                               129.99094771%
          05-Oct-03                                               130.68539127%
          05-Nov-03                                               131.38047933%
          05-Dec-03                                               132.07621627%
          05-Jan-04                                               131.95248271%
          05-Feb-04                                               126.59776869%
          05-Mar-04                                               127.29279085%
          05-Apr-04                                               127.98844727%

                                                                     SCHEDULE 2
                                                                             to
                                                       Equipment Operating Lease
                                                       -------------------------
                         TERMINATION VALUE PERCENTAGES
                         -----------------------------
                                                                  Percentage of
                                                                    Equipment
                                                                  -------------
          05-May-04                                               128.68001934%
          05-Jun-04                                               129.37220217%
          05-Jul-04                                               130.06027698%
          05-Aug-04                                               130.74893875%
          05-Sep-04                                               131.43819147%
          05-Oct-04                                               132.12331622%
          05-Nov-04                                               132.80900784%
          05-Dec-04                                               133.49527020%
          05-Jan-05                                               134.15183601%
          05-Feb-05                                               128.09035711%
          05-Mar-05                                               128.77638008%
          05-Apr-05                                               129.46295690%
          05-May-05                                               130.14599265%
          05-Jun-05                                               130.82956190%
          05-Jul-05                                               131.50956961%
          05-Aug-05                                               132.19009020%
          05-Sep-05                                               132.87112716%
          05-Oct-05                                               133.54858534%
          05-Nov-05                                               134.22653903%
          05-Dec-05                                               134.90499161%
          05-Jan-06                                               135.57984781%
          05-Feb-06                                               129.45174432%
          05-Mar-06                                               130.13037187%
          05-Apr-06                                               130.80948375%
          05-May-06                                               131.48500962%
          05-Jun-06                                               132.16099869%
          05-Jul-06                                               132.83338050%
          05-Aug-06                                               133.50620409%
          05-Sep-06                                               134.17947249%
          05-Oct-06                                               134.84911510%
          05-Nov-06                                               135.51918085%
          05-Dec-06                                               136.18967263%
          05-Jan-07                                               136.85651970%
          05-Feb-07                                               130.15266113%
          05-Mar-07                                               130.81981539%
          05-Apr-07                                               131.48737928%
          05-May-07                                               132.15184660%
          05-Jun-07                                               132.81670527%
          05-Jul-07                                               133.47844895%
          05-Aug-07                                               134.14056543%
          05-Sep-07                                               134.80305723%
          05-Oct-07                                               135.46241794%
          05-Nov-07                                               136.12213520%
          05-Dec-07                                               136.78221147%
          05-Jan-08                                               137.43914017%
          05-Feb-08                                               130.67095330%
          05-Mar-08                                               131.32768544%
          05-Apr-08                                               131.98476225%
          05-May-08                                               132.63874093%
          05-Jun-08                                               133.29304551%
          05-Jul-08                                               133.94423310%

                                                                     SCHEDULE 2
                                                                             to
                                                      Equipment Operating Lease
                                                      -------------------------

                         TERMINATION VALUE PERCENTAGES
                         -----------------------------
                                                                  Percentage of
                                                                    Equipment
                                                                  -------------
          05-Aug-08                                               134.59572759%
          05-Sep-08                                               135.24753106%
          05-Oct-08                                               135.89620050%
          05-Nov-08                                               136.54515970%
          05-Dec-08                                               137.19441061%
          05-Jan-09                                               137.84051012%
          05-Feb-09                                               131.06136036%
          05-Mar-09                                               131.70706141%
          05-Apr-09                                               132.35303844%
          05-May-09                                               132.99585943%
          05-Jun-09                                               133.63893677%
          05-Jul-09                                               134.27883833%
          05-Aug-09                                               134.91897636%
          05-Sep-09                                               135.55935249%
          05-Oct-09                                               136.19653443%
          05-Nov-09                                               136.83393434%
          05-Dec-09                                               137.47155369%
          05-Jan-10                                               138.10596009%
          05-Feb-10                                               131.31497316%
          05-Mar-10                                               131.94876338%
          05-Apr-10                                               132.58275537%
          05-May-10                                               133.21352869%
          05-Jun-10                                               133.84448325%
          05-Jul-10                                               134.47219846%
          05-Aug-10                                               135.10007408%
          05-Sep-10                                               135.72811121%
          05-Oct-10                                               136.35288912%
          05-Nov-10                                               136.97780745%
          05-Dec-10                                               137.60286715%
          05-Jan-11                                               138.22464735%
          05-Feb-11                                               131.42087900%
          05-Mar-11                                               132.04180818%
          05-Apr-11                                               132.66285901%
          05-May-11                                               133.28062346%
          05-Jun-11                                               133.89848798%
          05-Jul-11                                               134.51304443%
          05-Aug-11                                               135.12767913%
          05-Sep-11                                               135.74239261%
          05-Oct-11                                               136.35377656%
          05-Nov-11                                               136.96521714%
          05-Dec-11                                               137.57671475%
          05-Jan-12                                               138.18486094%
          05-Feb-12                                               131.36729128%
          05-Mar-12                                               131.97433316%
          05-Apr-12                                               132.58141012%
          05-May-12                                               133.18512748%
          05-Jun-12                                               133.78885727%
          05-Jul-12                                               134.39074855%
          05-Aug-12                                               134.99263983%
          05-Sep-12                                               135.59453112%
          05-Oct-12                                               136.19642240%

                                                                     SCHEDULE 2
                                                                             to
                                                      Equipment Operating Lease
                                                      -------------------------
                         TERMINATION VALUE PERCENTAGES
                         -----------------------------
                                                                  Percentage of
                                                                    Equipment
                                                                  -------------
          05-Nov-12                                               136.79831368%
          05-Dec-12                                               137.40020497%
          05-Jan-13                                               138.00209626%
          05-Feb-13                                               131.17814907%
          05-Mar-13                                               131.77877860%
          05-Apr-13                                               132.37940812%
          05-May-13                                               132.98003765%
          05-Jun-13                                               133.58066718%
          05-Jul-13                                               134.18129671%
          05-Aug-13                                               134.78192623%
          05-Sep-13                                               135.38255577%
          05-Oct-13                                               135.98318528%
          05-Nov-13                                               136.58381481%
          05-Dec-13                                               137.18444433%
          05-Jan-14                                               137.78507386%
          05-Feb-14                                               130.95977028%
          05-Mar-14                                               131.55904342%
          05-Apr-14                                               132.15831655%
          05-May-14                                               132.75758969%
          05-Jun-14                                               133.35686283%
          05-Jul-14                                               133.95613597%
          05-Aug-14                                               134.55540910%
          05-Sep-14                                               135.15468223%
          05-Oct-14                                               135.75395537%
          05-Nov-14                                               136.35322852%
          05-Dec-14                                               136.95250166%
          05-Jan-15                                               137.55177478%
          05-Feb-15                                               130.72501309%
          05-Mar-15                                               131.32282810%
          05-Apr-15                                               131.92064312%
          05-May-15                                               132.51845814%
          05-Jun-15                                               133.11627316%
          05-Jul-15                                               133.71408817%
          05-Aug-15                                               134.31190319%
          05-Sep-15                                               134.90971821%
          05-Oct-15                                               135.50753324%
          05-Nov-15                                               136.10534824%
          05-Dec-15                                               136.70316326%
          05-Jan-16                                               137.30097828%
          05-Feb-16                                               130.47264910%
          05-Mar-16                                               131.06889664%
          05-Apr-16                                               131.66514418%
          05-May-16                                               132.26139171%
          05-Jun-16                                               132.85763925%
          05-Jul-16                                               133.45388679%
          05-Aug-16                                               134.05013433%
          05-Sep-16                                               134.64638187%
          05-Oct-16                                               135.24262941%
          05-Nov-16                                               135.83887695%
          05-Dec-16                                               136.43512448%
          05-Jan-17                                               137.03137203%

                                                                     SCHEDULE 2
                                                                             to
                                                      Equipment Operating Lease
                                                      -------------------------
                         TERMINATION VALUE PERCENTAGES
                         -----------------------------
                                                                  Percentage of
                                                                    Equipment
                                                                  -------------
          05-Feb-17                                               130.20135781%
          05-Mar-17                                               130.79592031%
          05-Apr-17                                               131.39048281%
          05-May-17                                               131.98504531%
          05-Jun-17                                               132.57960781%
          05-Jul-17                                               133.17417031%
          05-Aug-17                                               133.76873281%
          05-Sep-17                                               134.36329532%
          05-Oct-17                                               134.95785781%
          05-Nov-17                                               135.55242031%
          05-Dec-17                                               136.14698281%
          05-Jan-18                                               136.74154531%

                                                                      SCHEDULE 3
                                                                              TO
                                                                       EQUIPMENT
                                                                 OPERATING LEASE



           TERMS AND CONDITIONS OF NEW LOAN TO BE MADE UPON COMMENCE-
                        MENT OF SERVICE CONTRACT OPTION


27.      BORROWER:       The Owner Trustee which acts as the Lessor under the
Equipment Operating Lease to which this Term Sheet is attached.

28.       PURPOSE:       To provide non-recourse debt which will be serviced by
the Capacity Purchase Price and energy payments afforded under one or more take if tendered Power Sales Agreements as arranged as part of the Service Contract Option as defined in the Equipment Operating Lease.

29.       LENDER:        To be arranged by Old Dominion in accordance with
Section 15.3 of the Equipment Operating Lease.

30.       AMOUNT:         Such amount as shall be equal to the unpaid principal
amount of the Loans outstanding under the Loan Agreement on the Expiration Date.

31.       MATURITY:        To be determined based on Lender's proposal; final
maturity not to exceed 13 years; average life not to exceed 13 years.

32.       INTEREST RATE:    A fixed rate of interest for the term to be
determined based upon competitive bids obtained from not less than three prospective Lenders.

33. AMORTIZATION: Mortgage-style amortization of principal (i.e. level payments of principal and interest)

34. SECURITY: A first priority security interest in all assets of the Borrower consisting of:

         (a) the Borrower's interest in the Equipment Interest, the Foundation Interest, the Clover Agreements Assignment and the Management Agreement;

         (b) the Power Sales Agreement and all accounts receivable arising thereunder, revenues therefrom, and other proceeds thereof;


                                      S3-1

         (c) the interest of the Borrower in, to and under all other contracts and agreements relating to the Equipment Interest and the Foundation Interest, the ownership and operation thereof, the transmission of the output thereof, and the Power Sales Agreement;

         (d) all insurance proceeds relating to the Equipment Interest, the Foundation Interest and the Power Sales Agreement, consistent, however, with the Clover Agreements; and

         (e) the New Loan shall be non-recourse to the Lessor, payable only from the Lessor's interest in the Trust Estate.

35.     INDEMNITIES:   Customary  in  loans  of  this  nature,  including,
without limitation, increased costs, capital adequacy, withholding tax and other tax liabilities and other indemnities. The Borrower will indemnify the Lender against all losses, liabilities, claims, damages or expenses, including, without limitation, legal or other expenses incurred in connection with investigating, preparing to defend or defending any claim, however asserted, incurred in conjunction with the contemplated transactions. Such indemnities will be secured by the security interest referred to in paragraph 8.

36. REPRESENTATIONS AND WARRANTIES: Customary in loans of this nature, including, without limitation, those pertaining to the following:

         o     Organization, authority, due execution and validity;

         o     Title to properties, licenses and environmental compliance;

         o     No Liens other than Permitted Liens;

         o Use of proceeds to pay Loan Certificates outstanding on the Expiration Date;

         o     True and complete disclosure, no material litigation; and

         o     Absence of default.

37.     COVENANTS:      Customary in loans of this nature without limitation,
including, without limitation:

                  Additional Indebtedness. The Borrower shall not incur additional indebtedness without the consent of the Lender.

                                      S3-2

        Negative Pledge. The Borrower shall not create or suffer to exist any Lien on the collateral except for Permitted Liens except with the consent of the Lender.


         Other Covenants.  Including, but not limited to, the following topics:

                  o     Punctual payments, compliance with laws;

                  o Maintenance of properties and insurance, payment of taxes;

                  o     Maintenance of books and records;

                  o     Compliance with environmental laws and regulations;

                  o     Notices of default, material litigation;

                  o     ERISA compliance;

                  o All loan and related documents to be kept in full force and effect with no amendments;

                  o     No change in fiscal year;

                  o Physical inspection of books and records by the Lender or its designee, upon reasonable notice and subject to reasonable limitations;

                  o     Nature of business will remain substantially the same;
                        and

                  o     All governmental licenses, approvals, permits, etc.


38.     REPORTING REQUIREMENTS OF POWER PURCHASER:

                Unaudited financial statements: Within 60 days of the close of each quarter.

                Compliance  certificate:  Within  90 days of the close of each quarter.

                Annual audited financial statements:  Within 90 days after the close of each fiscal year.

39.     EVENTS OF DEFAULT:   Customary for loans of this nature,
including, but not limited to, the following:

                  o      Payment defaults;

                  o Any representation or warranty made in connection with the Loan being incorrect in any material respect when made;



                                      S3-3

                  o      Failure to comply with covenants;

                  o Failure to perform in other material respects under the Loan;

                  o Voluntary or involuntary receivership or bankruptcy filing; and

                  o      Insolvency of Borrower.


40.     CONDITIONS PRECEDENT:   Those customarily found in loans of this nature,
including, but not limited to, the following:

                  o Loan agreement and other related documentation to be in form and substance satisfactory;

                  o      Legal opinions;

                  o Receipt of evidence of insurance coverage satisfactory to the Lender;

                  o No material adverse change in financial and operating condition of Power Purchaser;

                  o      No default or event of default;

                  o Payment of all fees and expenses, including all legal costs and expenses of the Lender;

                  o      Compliance with environmental laws and regulations;

                  o      Representations and warranties true and correct;

                  o      Other documents reasonably requested.

41.      GOVERNING LAW:   The loan agreement will be subject to the laws
of the State of New York.

                                      S3-4

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42.     ASSIGNMENT/PARTICIPATION SALES:   Assignments of interests in the
Loan may be made by the Lender with the consent of the Borrower, subject to a minimum assignment amount of $10,000,000. Customary participation rights (with customary voting limitations) will be available to assignees and participants).





                                      S3-5

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